UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07655
Driehaus Mutual Funds
(Exact name of registrant as specified in charter)
25 East Erie Street
Chicago, IL 60611
(Address of principal executive offices) (Zip code)
Mary H. Weiss
Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611
(Name and address of agent for service)
Registrant’s telephone number, including area code: 312-587-3800
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Reports to Shareholders are attached herewith.

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus
President

A.R. Umans
Chairman of the Board

Francis J. Harmon
Trustee

Daniel F. Zemanek
Trustee

Robert H. Gordon
Senior Vice President

Michelle L. Cahoon
Vice President & Treasurer

Janet L. McWilliams
Assistant Vice President &
Chief Compliance Officer

Diane J. Drake
Secretary

Jeannette L. Lewis
Assistant Secretary

William H. Wallace, III
Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611

Distributor

Driehaus Securities LLC
25 East Erie Street
Chicago, IL 60611

Administrator

PNC Global Investment Servicing (U.S.) Inc.
4400 Computer Drive
Westborough, MA 01581

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02862

Custodian

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

Annual Report to Shareholders
December 31, 2009

Driehaus International Discovery Fund
Driehaus Emerging Markets Growth Fund
Driehaus International Small Cap Growth Fund
Driehaus Global Growth Fund
Driehaus Mid Cap Growth Fund
Driehaus Large Cap Growth Fund

Distributed by:
Driehaus Securities LLC
This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds’ prospectus.

Annual Report to Shareholders
December 31, 2009

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in global companies that are currently demonstrating rapid growth in their sales and earnings and which, in its judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to ensure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the international Funds’ share prices are expected to be more volatile than those of the U.S.-only Funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus International Small Cap Growth Fund

Driehaus Global Growth Fund

Driehaus Mid Cap Growth Fund

Driehaus Large Cap Growth Fund

Driehaus International Discovery Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Discovery Fund (“Fund”) returned 49.28% for the year ended December 31, 2009. This return was above the performance of the Fund’s two benchmark indices: the Morgan Stanley Capital International All Country (“MSCI AC”) World ex USA Index (which returned 42.16% for the year) and the MSCI AC World ex USA Growth Index (“Benchmark”) (which returned 39.20%).

Economic indicators suggest that the recovery process, which began in late summer, continued through year end. In fact, the probability of a double-dip recession has diminished significantly and growth is expected to remain positive as we move into 2010. The free fall in economic activity has fortunately moderated, and in the second half of 2009 most global economies attained positive growth rates. This reversal is attributed to the success of stimulus measures adopted on a global scale, both on the monetary and fiscal front. Given the role played by economic policies in stabilization, the main risk for the global economy in the short term lies in the appropriate timing and design of the unwinding of these measures. Doubts remain about whether private demand can take over the lead as the driver of the recovery. In this environment, growth-related non-U.S. developed market stocks outperformed value-related non-U.S. developed market stocks across all market capitalization ranges for the year. Non-U.S. developed market small capitalization stocks provided the best returns relative to non-U.S. developed market mid and large capitalization stocks.

Over the course of 2009, a key contributor to Fund performance versus the Benchmark was the Fund’s selection of holdings in the energy and consumer staples sectors. In addition, stock selection in both Brazil and the United Kingdom positively contributed to the performance of the Fund.

Within the information technology sector, Baidu, Inc. (NASDAQ: BIDU), a Chinese-language Internet search provider, was an example of a holding that contributed to performance in 2009. The company continued to experience a healthy pickup in user traffic and online spending. Additionally, the launch of their new Phoenix Nest platform (which allows advertisers more control over the management and optimization of their accounts) has gained early acceptance.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in Brazil. One of the holdings in Brazil that contributed to the Fund’s performance in 2009 was Petroleo Brasileiro SA (NYSE: PBR), an integrated oil and gas company. Operating results were strong throughout the year, which were attributed to higher realization rates (as oil prices rose), lower operating expenses and continued high diesel and gasoline prices.

Certain areas detracted from Fund performance. Two sectors where allocation and stock selection negatively affected the performance of the Fund were consumer discretionary and health care. Additionally, stock selection in Hong Kong and South Korea detracted from Fund performance.

Over the course of 2009, a key detractor from performance versus the Benchmark was the Fund’s holding in Seven Bank, Ltd. (JSD: 8410). The Japan-based regional bank operates in two business segments: the Automated Teller Machine (“ATM”) segment, which is engaged in the provision of deposit and withdrawal services through its ATM network; and the Financial Services segment, which is involved in the provision of savings accounts to individual customers and others. The company primarily derives revenues from the fees charged to ATM users on a per transaction basis. As the company expanded its nationwide network, it experienced a decline in usage rates causing revenues to decline, which adversely impacted the growth potential of the stock.

Also within Japan, Shionogi & Co., Ltd. (TYO: 4507), detracted from Fund performance in 2009. The company’s operations are principally in the manufacturing and sale of pharmaceuticals. The company collects royalty income from its partner, AstraZeneca, on the cholesterol drug Crestor. Prescription data in the U.S. has shown a market shift towards the drug as it continues to gain market share. However, the company experienced lower earnings estimates attributed to its newly acquired U.S. subsidiary, Sciele, and lower than expected sales of existing products.

Within non-U.S. developed markets, we continue to be substantially underweight in the United Kingdom versus the Benchmark. This was mostly a function of having success finding better growth stocks within Western Europe (particularly Germany and Ireland). Within Germany, the Fund had success investing in engineering and construction companies with substantial operations in Australia and, to a lesser extent, the United States. We continue to believe many of the themes of 2009 will be the driving factors as we head into the new year. Those include: select technology (mostly software, hardware, semi-conductors and internet/consumer services providers); domestic consumption companies in the emerging markets (for example, consumer goods, real estate, education services); trade down/recession beneficiaries in developed markets, and stimulus/infrastructure spending beneficiaries globally (such as railroad equipment suppliers in Europe, China, and the United States); energy (energy services and alternative energy) and various commodities (coal, copper, and gold). We continue to be encouraged by a transitioning to a “stock-pickers” market and believe this will continue to intensify as we move through 2010.

David Mouser was named the Assistant Portfolio Manager for the Fund in May, 2009. David is also the Co-Portfolio Manager for the Driehaus International Small Cap Growth Fund.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus International Discovery Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities. As we move into the next calendar year, we remain focused on uncovering opportunities consistent with the Driehaus growth investment philosophy and managing the unique risks and opportunities presented by the non-U.S. equity markets on behalf of our shareholders.

Sincerely,

Daniel M. Rea	David Mouser
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Driehaus International Discovery Fund
Performance Overview

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

					Since Inception
Average Annual Total Returns as of 12/31/09	1 Year	3 Years	5 Years	10 Years	(12/31/98 - 12/31/09)
Driehaus International Discovery Fund (DRIDX)[1]	49.28%	−3.90%	8.27%	5.99%	16.98%
MSCI AC World ex USA Index[2]	42.16%	−3.04%	6.30%	3.11%	5.37%
MSCI AC World ex USA Growth Index[3]	39.20%	−2.65%	6.01%	0.37%	3.16%

You cannot invest directly in any of these indices.

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International All Country World ex USA Index (MSCI AC World ex USA Index) is a market capitalization-weighted index designed to measure equity market performance in 44 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International All Country World ex USA Growth Index (MSCI AC World ex USA Growth Index) is a subset of the MSCI AC World ex USA Index and is composed only of the MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2009

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 96.7%

FAR EAST — 41.0%

Japan — 16.9%
Daikin Industries, Ltd.	97,600	$3,854,930
Elpida Memory, Inc.**	293,780	4,788,019
Funai Electric Co., Ltd.	80,180	4,026,786
Komatsu, Ltd.	170,190	3,562,787
Kuraray Co., Ltd.	295,400	3,476,779
Makita Corp.	79,340	2,725,177
mixi, Inc.**	419	3,299,026
NGK Insulators, Ltd.	164,930	3,606,921
Nikon Corp.	200,120	3,951,665
Nippon Electric Glass Co., Ltd.	349,980	4,817,083
Olympus Corp.	118,310	3,814,433
Shionogi & Co., Ltd.	177,370	3,845,619
Sumco Corp.	199,450	3,524,362
Tokyo Electron, Ltd.	51,690	3,317,880
Toshiba Corp.**	1,000,800	5,553,339
Yaskawa Electric Corp.	406,490	3,386,305

		61,551,111

China — 12.1%
Alibaba.com, Ltd.	1,315,380	3,032,488
Angang Steel Co., Ltd. — H	1,654,530	3,607,876
Anhui Conch Cement Co., Ltd. — H	544,810	3,481,315
Baidu, Inc. — SP ADR**	9,810	4,034,166
China Coal Energy Co. — H	2,712,300	4,921,667
Foxconn International Holdings, Ltd.**	3,078,370	3,543,835
GOME Electrical Appliances Holdings, Ltd.**	10,656,500	3,837,133
Lenovo Group, Ltd.	5,214,650	3,231,636
Melco Crown Entertainment, Ltd. — ADR**	811,241	2,733,882
Ping An Insurance Group Company of China, Ltd. — H	384,540	3,343,639
Sino-Ocean Land Holdings, Ltd.	4,699,320	4,314,827
Yingli Green Energy Holding Co., Ltd. — ADR**	257,213	4,066,538

		44,149,002

Australia — 6.5%
Coca-Cola Amatil, Ltd.	393,695	4,059,193
Cochlear, Ltd.	60,861	3,758,391
CSL, Ltd.	124,117	3,609,248
Harvey Norman Holdings, Ltd.	942,910	3,554,714
Macarthur Coal, Ltd.	491,166	4,930,485
WorleyParsons, Ltd.	140,560	3,649,713

		23,561,744

India — 2.0%
ICICI Bank, Ltd. — SP ADR	107,911	4,069,324
Unitech, Ltd.	1,783,970	3,137,118

		7,206,442

South Korea — 1.4%
KT&G Corp.**	42,580	2,355,286
LG Display Co., Ltd.**	84,920	2,871,179

		5,226,465

Taiwan — 1.2%
Siliconware Precision Industries Co. — SP ADR	618,128	4,333,077

Indonesia — 0.9%
PT Telekomunikasi Indonesia Tbk	3,328,900	3,313,674

Total FAR EAST		149,341,515

EUROPE — 37.9%

United Kingdom — 8.4%
Autonomy Corp. PLC**	147,592	3,584,177
Chemring Group PLC	70,609	3,332,981
Eurasian Natural Resources Corp.	290,669	4,257,574
Inmarsat PLC	238,223	2,654,563
Johnson Matthey PLC	149,208	3,680,718
Michael Page International PLC	671,212	4,086,589
Next PLC	117,030	3,913,014
SSL International PLC	114,470	1,445,895
Tullow Oil PLC	166,718	3,497,807

		30,453,318

Germany — 6.3%
Aixtron AG	66,066	2,220,294
Henkel AG & Co., KGaA	61,690	2,763,781
Hochtief AG	59,232	4,517,434
Infineon Technologies AG**	883,741	4,916,584
Rheinmetall AG	76,320	4,845,464
SGL Carbon SE**	131,081	3,874,899

		23,138,456

France — 5.9%
Alcatel-Lucent**	1,056,905	3,558,831
Compagnie Generale des Etablissements Michelin — B	56,287	4,310,952
Eramet	9,452	2,960,094
Publicis Groupe	86,497	3,516,977
Remy Cointreau SA	68,903	3,504,845
Technip SA	54,128	3,808,259

		21,659,958

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2009

	Number	Market
	of	Value
	Shares	(Note A)

Russia — 4.0%
Mobile TeleSystems — SP ADR	75,282	$3,680,537
Sberbank RF	1,576,729	4,337,096
Wimm-Bill-Dann Foods — ADR**	282,116	6,722,824

		14,740,457

Ireland — 3.1%
ICON PLC — SP ADR**	150,233	3,264,563
Paddy Power PLC	116,237	4,108,242
Smurfit Kappa Group PLC**	427,780	3,863,522

		11,236,327

Sweden — 2.7%
Modern Times Group — B	55,831	2,773,078
Oriflame Cosmetics SA — SDR	61,735	3,680,819
Swedbank AB — A**	355,099	3,496,124

		9,950,021

Greece — 1.8%
Alpha Bank AE**	288,668	3,368,532
Diana Shipping, Inc.**	210,101	3,042,263

		6,410,795

Denmark — 1.5%
FLSmidth & Co. AS	26,852	1,881,138
Novo Nordisk AS — B	55,406	3,537,214

		5,418,352

Netherlands — 1.4%
Koninklijke Boskalis Westminster NV	131,005	5,043,317

Turkey — 1.1%
BIM Birlesik Magazalar AS	88,430	4,112,288

Italy — 0.9%
Bulgari SpA	385,986	3,178,945

Norway — 0.8%
DnB NOR ASA**	255,790	2,761,438

Total EUROPE		138,103,672

NORTH AMERICA — 8.2%

Canada — 5.6%
Petrobank Energy & Resources, Ltd.**	76,600	3,750,716
Potash Corp. of Saskatchewan, Inc.	41,425	4,530,866
Research In Motion, Ltd.**	57,737	3,921,269
Silver Wheaton Corp.**	271,373	4,120,479
Trican Well Service, Ltd.	294,725	3,962,168

		20,285,498

Mexico — 1.3%
Cemex SAB de CV — SP ADR**	410,213	4,848,718

Bermuda — 1.3%
Marvell Technology Group, Ltd.**	230,928	4,791,756

Total NORTH AMERICA		29,925,972

SOUTH AMERICA — 7.0%

Brazil — 7.0%
Fibria Celulose SA — SP ADR**	168,050	3,838,262
Natura Cosmeticos SA	150,170	3,131,920
OGX Petroleo e Gas Participacoes SA	849,100	8,339,810
Petroleo Brasileiro SA — ADR	98,605	4,701,486
Vale SA — SP ADR	188,179	5,462,836

		25,474,314

Total SOUTH AMERICA		25,474,314

AFRICA — 2.6%

South Africa — 2.6%
Impala Platinum Holdings, Ltd.	163,755	4,476,119
Randgold Resources, Ltd. — ADR	62,359	4,933,844

		9,409,963

Total AFRICA		9,409,963

Total EQUITY SECURITIES (Cost $263,022,449)		352,255,436

TOTAL INVESTMENTS (COST $263,022,449)	96.7%	$352,255,436
Other Assets In Excess Of Liabilities	3.3%	12,155,227

Net Assets	100.0%	$364,410,663

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$271,771,117

Gross Appreciation	$96,336,961
Gross Depreciation	(15,852,642)

Net Appreciation	$80,484,319

** Non-income producing security
ADR — American Depository Receipt
SDR — Swedish Depository Receipt
SP ADR — Sponsored American Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2009

Regional Weightings*

Western Europe	32.8%
Asia/Far East Ex-Japan	24.1%
Japan	16.9%
North America	8.2%
South America	7.0%
Eastern Europe	5.1%
Africa	2.6%

Top Ten Holdings*

OGX Petroleo e Gas Participacoes SA	2.3%
Wimm-Bill-Dann Foods — ADR	1.8%
Toshiba Corp.	1.5%
Vale SA — SP ADR	1.5%
Koninklijke Boskalis Westminster NV	1.4%
Randgold Resources, Ltd. — ADR	1.4%
Macarthur Coal, Ltd.	1.4%
China Coal Energy Co. — H	1.4%
Infineon Technologies AG	1.3%
Cemex SAB de CV — SP ADR	1.3%

*	All percentages are stated as a percent of net assets at December 31, 2009.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Schedule of Investments
December 31, 2009

Percent of
Industry	Net Assets

Aerospace & Defense	0.9%
Auto Components	1.2%
Beverages	2.1%
Biotechnology	1.0%
Building Products	1.1%
Chemicals	3.2%
Commercial Banks	5.0%
Communications Equipment	2.1%
Computers & Peripherals	2.4%
Construction & Engineering	3.1%
Construction Materials	2.3%
Containers & Packaging	1.1%
Diversified Telecommunication Services	1.6%
Electrical Equipment	2.2%
Electronic Equipment, Instruments & Components	4.0%
Energy Equipment & Services	3.1%
Food & Staples Retailing	1.1%
Food Products	1.8%
Health Care Equipment & Supplies	2.5%
Hotels, Restaurants & Leisure	1.9%
Household Durables	1.9%
Household Products	0.8%
Industrial Conglomerates	1.3%
Insurance	0.9%
Internet Software & Services	2.8%
Leisure Equipment & Products	1.1%
Life Sciences Tools & Services	0.9%
Machinery	2.0%
Marine	0.8%
Media	1.7%
Metals & Mining	9.5%
Multiline Retail	2.0%
Oil, Gas & Consumable Fuels	6.9%
Paper & Forest Products	1.1%
Personal Products	1.9%
Pharmaceuticals	2.0%
Professional Services	1.1%
Real Estate Management & Developement	2.0%
Semiconductors & Semiconductor Equipment	7.7%
Software	1.0%
Specialty Retail	1.1%
Textiles, Apparel & Luxury Goods	0.9%
Tobacco	0.6%
Wireless Telecommunication Services	1.0%
Other Assets in Excess of Liabilities	3.3%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Growth Fund (“Fund”) returned 70.10% for the year ended December 31, 2009. This return was below the performance of the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (which returned 79.02% for the year) and the MSCI Emerging Markets Growth Index (“Benchmark”) (which returned 78.39%), which are the Fund’s two benchmark indices.

While the positive absolute returns were welcomed, we were disappointed with our underperformance relative to the Benchmark. As we move into the next calendar year, we remain focused on uncovering opportunities consistent with the Driehaus growth investment philosophy and managing the unique risks and opportunities presented by the non-U.S. equity markets on behalf of our shareholders. Examples of these opportunities continue to be companies with competitive advantages stemming from superior products or technologies, supply advantages, cost advantages or strong end-market demand. Their stocks have been exhibiting relative strength and, should market sentiment continue to improve, they may offer significant absolute price appreciation potential. We feel very well positioned as active, best-ideas oriented growth equity investors.

Emerging markets outperformed the developed world during 2009. These markets continued to experience an increased demand for commodities and expansions in manufacturing activity, particularly in India and China throughout much of the year. Performance of the MSCI Emerging Markets Index (+79.02%) finished in positive territory in every quarter during the year, with value stocks (+79.70%) modestly outperforming growth stocks (+78.39%). The “BRIC” countries saw positive results throughout 2009, with Brazil (+128.62%), Russia (+104.91%), and India (+102.81%) all posting impressive returns, while China (+62.63%) lagged within the group.

Over the course of 2009, a key contributor to performance versus the Benchmark was the Fund’s selection of holdings in the energy and financials sectors. In addition, stock selection in both Brazil and China positively contributed to the performance of the Fund. During the year, the Fund’s exposure to China decreased; however, exposure to Brazil modestly increased, but remained an underweight position throughout the year versus the Benchmark.

Within the financial sector, Sberbank RF (RU: SBER), was an example of a holding that contributed to performance in 2009. The state-owned Russian bank has a strong reputation and deposits migrated to the company as many small competing banks in Russia failed during the financial crisis. The company also benefited as the Russian economy bottomed, and domestic corporate customers repaired their balance sheets through debt restructuring and improving cash flows resulting from higher commodity prices. Sberbank maintained a conservative policy with respect to provisions for non-performing loans, and we believe this will work in their favor in 2010 as these provisions reverse.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in Brazil. One of the holdings that contributed to the Fund’s performance in 2009 was OGX Petroleo e Gas Participacoes SA (SAO: OGXP3). The company is principally engaged in the exploration and production of oil and natural gas. During the year the company began a significant oil and gas exploration program offshore of Brazil. After numerous successful exploration results, the company’s performance was driven by positive revisions to their reserve base. The company maintains a large inventory of prospects to be drilled over the next few years.

Despite the relative robust returns within the emerging markets, not all holdings contributed positively to performance. Two sectors where allocation or stock selection detracted from Fund performance were the information technology and the health care sectors. Additionally, holdings in Taiwan and India detracted from Fund performance versus the Benchmark.

Additionally, within the consumer discretionary sector, Melco Crown Entertainment, Ltd. (NASDAQ: MPEL) was one of the Fund’s largest detractors from performance. The company is a developer, owner, and operator of casinos in the Macau peninsula catering to the fast growing Asian gaming market. As the company was set to open its City of Dreams project in the summer of 2009, we expected its focus on the higher margin mass market and limited supply growth from competitors to drive growth for the company. However, the ramp up for City of Dreams has been slower than anticipated and the company has been plagued by below normal hold rates, which has reignited concerns surrounding its debt covenants, all of which combined to drive the stock’s underperformance in 2009.

Within India, Bharti Airtel, Ltd. (National India: BHARTI), detracted from Fund performance. The company is a mobile telecom service provider which maintains the strongest brand recognition and scale in India. As telecom services are increasingly becoming available to the underpenetrated rural regions, we expected Bharti to show strong subscriber growth over the next several years. However, as new competitors entered India, a price war developed, which eroded the profitability of the new subscribers, leading to Bharti’s underperformance in 2009.

While 2009 was largely a macro-driven environment characterized by high correlations within the emerging market universe, we expect 2010 to transition to a period of greater differentiation, providing a more conducive environment for “stock-picking” and favorable backdrop for quality growth names to outperform. We have seen a strong economic recovery in many parts of the developing world in 2009, and while we remain optimistic long-term on emerging market economies, we do expect the developed markets, namely the United States, to exhibit an improvement in growth in 2010 as they rebuild inventories. During 2009, we saw the implementation of significant policy measures, both fiscal and monetary. We are cognizant of the potential for central banks to begin to exit some of the policies that have added significant liquidity to the system, as well as the end of many fiscal stimulus packages. Given that environment, we are adding to the Fund’s holdings in companies that exhibit strong pricing power and operating leverage, as opposed to those that rely heavily on cost-cutting, which we see as less sustainable, to generate earnings growth.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Emerging Markets Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

Howard Schwab	Chad Cleaver
Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Driehaus Emerging Markets Growth Fund
Performance Overview

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

					Since Inception
Average Annual Total Returns as of 12/31/09	1 Year	3 Years	5 Years	10 Years	(12/31/97 - 12/31/09)
Driehaus Emerging Markets Growth Fund (DREGX)[1]	70.10%	3.32%	16.70%	12.02%	15.80%
MSCI Emerging Markets Index[2]	79.02%	5.42%	15.89%	10.11%	10.33%
MSCI Emerging Markets Growth Index[3]	78.39%	2.29%	13.97%	7.60%	8.92%

You cannot invest directly in any of these indices.

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization-weighted index designed to measure equity market performance in 22 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]	The Morgan Stanley Capital International Emerging Markets Growth Index (MSCI Emerging Markets Growth Index) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2009

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 93.3%

FAR EAST — 51.5%

China — 23.3%
Alibaba.com, Ltd.	2,933,000	$6,761,762
Anta Sports Products, Ltd.	1,938,000	2,857,970
Beijing Enterprises Holdings, Ltd.	1,194,000	8,647,854
China High Speed Transmission Equipment Group Co., Ltd.	2,990,000	7,259,610
China Oilfield Services, Ltd. — H	6,884,000	8,164,905
China Shenhua Energy Co., Ltd. — H	647,500	3,143,165
China Taiping Insurance Holdings Co., Ltd.**	1,979,400	6,397,089
Focus Media Holding, Ltd. — ADR**	393,107	6,230,746
Foxconn International Holdings, Ltd.**	4,857,500	5,591,979
GOME Electrical Appliances Holdings, Ltd.**	15,379,000	5,537,585
Hengan International Group Co., Ltd.	450,500	3,335,612
Industrial & Commercial Bank of China, Ltd. — H	12,232,000	10,073,828
Lenovo Group, Ltd.	9,010,000	5,583,700
Longtop Financial Technologies, Ltd. — SP ADR**	255,100	9,443,802
Shenguan Holdings Group, Ltd.**	6,716,000	6,115,377
Shimao Property Holdings, Ltd.	2,606,000	4,885,915
SINA Corp.**	182,310	8,236,766
Sino-Ocean Land Holdings, Ltd.	6,179,000	5,673,441
Sinopharm Medicine Holdings Co., Ltd. — H**	2,130,400	7,569,907
SJM Holdings, Ltd.	11,129,000	6,114,966
Tencent Holdings, Ltd.	168,200	3,637,782
ZTE Corp. — H	463,200	2,847,844

		134,111,605

South Korea — 10.2%
Amorepacific Corp.	7,624	6,115,044
Hankook Tire Co., Ltd.	493,790	10,792,618
Kia Motors Corp.**	158,880	2,728,075
LG Chem, Ltd.	28,457	5,577,496
LS Corp.	28,999	2,884,592
Neowiz Games Corp.**	136,973	4,736,139
NHN Corp.**	27,604	4,562,332
Samsung Electronics Co., Ltd.	17,656	12,107,248
Seoul Semiconductor Co., Ltd.**	151,073	6,020,366
Shinsegae Co., Ltd.	6,264	2,893,270

		58,417,180

Taiwan — 8.5%
AU Optronics Corp. — SP ADR	257,623	3,088,900
Fubon Financial Holding Co., Ltd.**	5,667,000	6,967,100
Hon Hai Precision Industry Co., Ltd.	2,204,000	10,307,350
Prime View International Co., Ltd.**	2,185,000	5,709,087
Quanta Computer, Inc.	3,752,000	8,140,531
RichTek Technology Corp.	511,000	5,206,320
Simplo Technology Co., Ltd.	1,050,000	6,214,618
Taiwan Semiconductor Manufacturing Co., Ltd.	1,724,276	3,475,234

		49,109,140

India — 5.3%
ICICI Bank, Ltd.	303,561	5,688,666
ITC, Ltd.	1,190,647	6,393,999
Orbit Corp., Ltd.	1,034,092	6,944,089
Power Finance Corp.	1,294,552	7,230,127
Welspun-Gujarat Stahl Rohren, Ltd.	755,430	4,369,803

		30,626,684

Indonesia — 2.2%
PT Adaro Energy	30,787,000	5,627,874
PT Telekomunikasi Indonesia Tbk	6,828,000	6,796,770

		12,424,644

Malaysia — 0.8%
Sime Darby BHD	1,806,300	4,719,125

Thailand — 0.7%
Siam Commercial Bank Public Co., Ltd. — NVDR	1,553,671	4,043,126

Philippines — 0.5%
Ayala Land, Inc.	12,560,700	3,035,596

Total FAR EAST		296,487,100

SOUTH AMERICA — 13.4%

Brazil — 13.4%
Banco Santander Brasil SA	173,070	2,375,860
Gerdau SA — Pref.	200,000	3,347,501
Hypermarcas SA**	312,500	7,179,782
Magnesita Refratarios SA**	996,380	8,269,782
MMX Mineracao e Metalicos SA**	579,840	4,113,167

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2009

	Number	Market
	of	Value
	Shares	(Note A)

MRV Engenharia e Participacoes SA	413,580	$3,349,499
Multiplan Empreendimentos Imobiliarios SA	220,400	4,107,972
OGX Petroleo e Gas Participacoes SA	1,592,000	15,636,531
Petroleo Brasileiro SA — ADR	218,956	10,439,822
Tractebel Energia SA	219,000	2,708,254
Vale SA — SP ADR	544,363	15,802,858

		77,331,028

Total SOUTH AMERICA		77,331,028

EUROPE — 12.3%

Russia — 5.1%
Magnit — SP GDR	293,100	4,645,635
Mechel — SP ADR	365,555	6,879,745
Rosneft Oil Co. — GDR	538,390	4,595,140
Sberbank RF	3,182,127	8,753,050
Uralkali — GDR**	200,037	4,159,131

		29,032,701

Turkey — 3.1%
BIM Birlesik Magazalar AS	127,339	5,921,686
TAV Havalimanlari Holding AS**	2,699,518	8,561,369
Turkiye Halk Bankasi AS	441,236	3,531,858

		18,014,913

United Kingdom — 2.2%
Afren PLC**	4,734,270	6,481,210
Tullow Oil PLC	287,072	6,022,880

		12,504,090

Kazakhstan — 1.0%
Kazakhmys PLC**	275,784	5,839,306

Sweden — 0.9%
Oriflame Cosmetics SA — SDR	89,082	5,311,326

Total EUROPE		70,702,336

NORTH AMERICA — 7.2%

Mexico — 4.6%
America Movil SAB de CV — L — ADR	115,105	5,407,633
Fomento Economico Mexicano, SAB de CV — SP ADR	144,937	6,939,584
Grupo Aeroportuario del Pacifico SAB de CV — ADR	113,487	3,547,604
Grupo Financiero Banorte SAB de CV — O	1,118,541	4,033,998
Wal-Mart de Mexico SAB de CV — V	1,400,500	6,241,335

		26,170,154

Canada — 2.6%
Ivanhoe Mines, Ltd.**	383,070	5,596,653
Pacific Rubiales Energy Corp.**	638,461	9,431,776

		15,028,429

Total NORTH AMERICA		41,198,583

MIDDLE EAST — 5.5%

Israel — 4.2%
Check Point Software Technologies, Ltd.**	277,738	9,409,764
Israel Chemicals, Ltd.	335,433	4,404,599
Teva Pharmaceutical Industries, Ltd.	182,544	10,257,863

		24,072,226

Egypt — 1.3%
Orascom Construction Industries	166,007	7,522,894

Total MIDDLE EAST		31,595,120

AFRICA — 3.4%

South Africa — 3.4%
Aspen Pharmacare Holdings, Ltd.**	611,383	6,087,248
Clicks Group, Ltd.	1,091,131	3,992,921
Naspers, Ltd.- N	145,322	5,881,206
Shoprite Holdings, Ltd.	446,435	3,925,071

		19,886,446

Total AFRICA		19,886,446

Total EQUITY SECURITIES (Cost $432,413,705)		537,200,613

TOTAL INVESTMENTS (COST $432,413,705)	93.3%	$537,200,613
Other Assets In Excess Of Liabilities	6.7%	38,641,400

Net Assets	100.0%	$575,842,013

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$448,846,866

Gross Appreciation	$108,444,724
Gross Depreciation	(20,090,977)

Net Appreciation	$88,353,747

** Non-income producing security
ADR — American Depository Receipt
GDR — Global Depository Receipt
NVDR — Non-Voting Depository Receipt
SDR — Swedish Depository Receipt
SP ADR — Sponsored American Depository Receipt
SP GDR — Sponsored Global Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2009

Regional Weightings*

Asia/Far East Ex-Japan	51.5%
South America	13.4%
Eastern Europe	9.2%
North America	7.2%
Middle East	5.5%
Africa	3.4%
Western Europe	3.1%

Top Ten Holdings*

Vale SA — SP ADR	2.7%
OGX Petroleo e Gas Participacoes SA	2.7%
Samsung Electronics Co., Ltd.	2.1%
Hankook Tire Co., Ltd.	1.9%
Petroleo Brasileiro SA — ADR	1.8%
Hon Hai Precision Industry Co., Ltd.	1.8%
Teva Pharmaceutical Industries, Ltd.	1.8%
Industrial & Commercial Bank of China, Ltd. — H	1.7%
Longtop Financial Technologies, Ltd. — SP ADR	1.6%
Pacific Rubiales Energy Corp.	1.6%

*	All percentages are stated as a percent of net assets at December 31, 2009.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Schedule of Investments
December 31, 2009

Percent of
Industry	Net Assets

Auto Components	1.9%
Automobiles	0.5%
Beverages	1.2%
Chemicals	2.4%
Commercial Banks	6.7%
Communications Equipment	0.5%
Computers & Peripherals	3.5%
Construction & Engineering	1.3%
Construction Materials	1.4%
Diversified Financial Services	2.5%
Diversified Telecommunication Services	1.2%
Electrical Equipment	1.8%
Electronic Equipment, Instruments & Components	4.3%
Energy Equipment & Services	1.4%
Food & Staples Retailing	4.1%
Food Products	1.1%
Health Care Providers & Services	1.3%
Hotels, Restaurants & Leisure	1.1%
Household Durables	0.6%
Independent Power Producers & Energy Traders	0.5%
Industrial Conglomerates	2.3%
Insurance	1.1%
Internet Software & Services	4.0%
Media	2.1%
Metals & Mining	8.0%
Multiline Retail	0.7%
Oil, Gas & Consumable Fuels	10.6%
Personal Products	3.8%
Pharmaceuticals	2.8%
Real Estate Management & Developement	4.3%
Semiconductors & Semiconductor Equipment	4.6%
Software	4.1%
Specialty Retail	1.0%
Textiles, Apparel & Luxury Goods	0.5%
Tobacco	1.1%
Transportation Infrastucture	2.1%
Wireless Telecommunication Services	0.9%
Other Assets in Excess of Liabilities	6.7%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Small Cap Growth Fund (“Fund”) returned 55.17% for the year ended December 31, 2009. This return was below the performance of the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Small Cap Growth Index (“Benchmark”) (which returned 61.64% for the year) and above the performance of the MSCI World ex USA Small Cap Index (which returned 51.41%), which are the Fund’s two benchmark indices.

Economic indicators suggest that the recovery process, which began in late summer, continued through year end. In fact, the probability of a double-dip recession has diminished significantly and growth is expected to remain positive as we move into 2010. The free fall in economic activity has fortunately moderated, and in the second half of 2009 most global economies attained positive growth rates. This reversal is attributed to the success of stimulus measures adopted on a global scale, both on the monetary and fiscal front. Given the role played by economic policies in stabilization, the main risk for the global economy in the short term lies in the appropriate timing and design of the unwinding of these measures. Doubts remain about whether private demand can take over the lead as the driver of the recovery. In this environment, growth-related non-U.S. developed market stocks outperformed value-related non-U.S. developed market stocks across all market capitalization ranges for the year. Non-U.S. developed market small capitalization stocks provided the best returns relative to non-U.S. developed market mid and large capitalization stocks.

Over the course of 2009, a key contributor to performance versus the Benchmark was the Fund’s selection of holdings in the consumer discretionary and consumer staples sectors. In addition, the overweight allocation to China and the underweight allocation to Japan positively contributed to the performance of the Fund compared to the Benchmark. During the year, the Fund’s exposure to China modestly decreased whereas the Fund’s exposure to Japan remained a significant underweight.

Within the consumer discretionary sector, Domino’s Pizza UK & IRL PLC (LON: DOM), contributed favorably to performance. The company is the largest public pizzeria operator in the United Kingdom with approximately 600 stores and expectations to grow to 1,000 stores over the next 2-3 years. During the year, the company consistently exceeded same store sales and earnings estimates, even during the recession, partly due to consumers trading down to lower priced products. In addition, a greater percentage of sales continues to be derived from online ordering, which carries higher margins, thus improving the company’s overall margin profile over the last two years.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in China. One of the holdings in China that contributed to the Fund’s performance in 2009 was Zhuzhou CSR Times Electric Co., Ltd. (“Zhuzhou”) (HKSE: 3898). The company is engaged in the sale and manufacture of train-borne electrical systems and electrical components. The company is also engaged in the manufacture and sale of electrical systems and components relating to locomotive and rolling stock. The company’s parent, China South Locomotive, is the largest manufacturer of railway cars in China and provides Zhuzhou with a captive customer and a highly visible backlog. During the year, the Chinese government initiated an aggressive stimulus package to improve railway infrastructure across the country, doubling its targeted annual spending.

Certain areas detracted from Fund performance. One sector where allocation and stock selection negatively affected the performance of the Fund was the information technology sector. Additionally, holdings in Taiwan and the United Kingdom detracted from Fund performance versus the Benchmark.

In the information technology sector, Gourmet Navigator, Inc. (TYO: 2440) was an example of a holding that detracted from performance. The company is the largest restaurant information provider in Japan utilizing assorted outlets (PC, cell phone, car navigation, etc.) to provide advertisements and information to users. The company derives its revenues and profits from charging restaurants to advertise on its website while offering different price packages depending on the level of service each restaurant wants to receive. The stock declined on concerns regarding a slowdown in restaurant advertising spending and a leveling off in both advertising rates and membership growth rates.

Similarly, stock selection in the United Kingdom also detracted from the performance of the Fund in 2009, including holdings such as De La Rue PLC (LON: DLAR). The company is a commercial security printer and papermaker, involved in the production of approximately 150 national currencies and a range of security documents, such as passports, authentication labels and fiscal stamps. While the company had good visibility due to the long lead time on the order book, several of the company’s products saw sales weaken following the economic downturn causing a decline in volume due to order delays from Central Banks.

As we move into 2010, we have been opportunistically adjusting the Fund’s emerging market exposure given the substantial moves some of those markets made in 2009. Additionally, we have modestly increased exposure to Japan as individual stocks start to gain traction in that country. We continue to believe many of the themes of 2009 will be the driving factors as we head into 2010. Those include: select technology (mostly software, hardware, semi-conductors and internet/consumer services providers); domestic consumption companies in the emerging markets (consumer goods, real estate, education services, etc.); trade down/recession beneficiaries in developed markets, and stimulus/infrastructure spending beneficiaries globally (such as railroad equipment suppliers in Europe, China, and the United States); energy (energy services and alternative energy) and various commodities (coal, copper, and gold).

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus International Small Cap Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities. As we move into the next calendar year, we remain focused on uncovering opportunities consistent with the Driehaus growth investment philosophy and managing the unique risks and opportunities presented by the non-U.S. equity markets on behalf of our shareholders.

Sincerely,

Howard Schwab	David Mouser
Lead Portfolio Manager	Co-Portfolio Manager

Performance is historical and does not represent future results.

Driehaus International Small Cap Growth Fund
Performance Overview

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since August 1, 2002 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

	Fund Only		Including Predecessor Limited Partnership
Average Annual Total Returns		Since Inception			Since Inception
as of 12/31/09	1 Year	(9/17/07 -12/31/09)	3 Years	5 Years	(8/1/02 -12/31/09)
Driehaus International Small Cap Growth Fund (DRIOX)[1]	55.17%	−6.15%	2.62%	14.53%	21.75%
MSCI World ex USA Small Cap Index[2]	51.41%	−10.31%	−6.42%	4.26%	12.40%
MSCI AC World ex USA Small Cap Growth Index[3]	61.64%	−10.12%	−4.54%	6.27%	12.64%

You cannot invest directly in any of these indices.

[1]	The Driehaus International Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus International Opportunities Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on August 1, 2002, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on September 17, 2007. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International World ex USA Small Cap Index (MSCI World ex USA Small Cap Index) is a market capitalization-weighted index designed to measure the equity performance in 22 global developed markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

[3]	The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index (MSCI AC World ex USA Small Cap Growth Index) is a market capitalization-weighted index designed to measure equity performance in 44 global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2009

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES 93.8%

FAR EAST — 41.1%

China — 16.9%
Ajisen China Holdings, Ltd.	2,781,000	$2,375,983
Ausnutria Dairy Corp., Ltd.**	2,349,000	1,948,058
China High Speed Transmission Equipment Group Co., Ltd.	1,289,000	3,129,644
Duoyuan Global Water, Inc. — ADR**	55,102	1,972,101
Home Inns & Hotels Management, Inc. — ADR**	55,011	1,944,639
KWG Property Holding, Ltd.	2,630,500	2,006,844
Minth Group, Ltd.	1,320,000	1,937,731
New World Department Store China	2,088,000	1,905,844
Ports Design, Ltd.	954,000	2,941,398
Sany Heavy Equipment International Holdings Co., Ltd.**	1,672,500	2,116,133
Shenguan Holdings Group, Ltd.**	1,704,000	1,551,608
Sino-Ocean Land Holdings, Ltd.	1,644,000	1,509,490
Wasion Group Holdings, Ltd.	2,022,000	2,101,651
Yingli Green Energy Holding Co., Ltd. — ADR**	158,432	2,504,810
Zhuzhou CSR Times Electric Co., Ltd. — H	1,957,500	3,994,498

		33,940,432

Japan — 7.2%
CKD Corp.	389,500	2,964,281
Dai-Ichi Seiko Co., Ltd.	62,700	2,653,622
Funai Electric Co., Ltd.	37,400	1,878,296
Stella Chemifa Corp.	45,800	2,405,696
Torishima Pump Manufacturing Co., Ltd.	42,900	932,991
Yaskawa Electric Corp.	229,700	1,913,538
Zeon Corp.	388,000	1,752,947

		14,501,371

Australia — 4.7%
Ausenco, Ltd.	502,304	2,042,172
Harvey Norman Holdings, Ltd.	531,738	2,004,620
Macarthur Coal, Ltd.	344,996	3,463,183
Ten Network Holdings, Ltd.**	1,379,563	2,017,964

		9,527,939

Taiwan — 4.6%
Epistar Corp.	561,000	2,099,137
Inotera Memories, Inc.**	2,890,000	2,426,870
Prime View International Co., Ltd.**	824,000	2,152,992
RichTek Technology Corp.	249,000	2,536,935

		9,215,934

South Korea — 3.6%
MegaStudy Co., Ltd.	4,836	994,120
Neowiz Games Corp.**	83,785	2,897,048
Seoul Semiconductor Co., Ltd.**	81,327	3,240,938

		7,132,106

Singapore — 2.0%
Midas Holdings, Ltd.	4,631,000	3,013,692
Swiber Holdings, Ltd.**	1,385,000	996,032

		4,009,724

Indonesia — 1.1%
PT Indo Tambangraya Megah Tbk	650,000	2,197,158

Thailand — 1.0%
CP All Public Co., Ltd. — NVDR	2,782,900	2,075,282

Total FAR EAST		82,599,946

EUROPE — 33.7%

United Kingdom — 10.2%
ASOS PLC**	125,753	987,932
Autonomy Corp. PLC**	80,296	1,949,937
Domino’s Pizza UK & IRL PLC	520,163	2,498,013
Imagination Technologies Group PLC**	416,605	1,622,210
Michael Page International PLC	505,497	3,077,654
Mothercare PLC	178,200	1,955,895
Rightmove PLC	378,828	3,076,291
Telecity Group PLC**	510,816	3,148,617
Unite Group PLC**	444,154	2,147,409

		20,463,958

Germany — 5.0%
Aixtron AG	28,015	941,506
Dialog Semiconductor PLC**	263,592	2,845,729
SMA Solar Technology AG	13,945	1,863,689
Solar Millennium AG**	35,263	1,774,597
Wirecard AG	188,123	2,601,193

		10,026,714

Spain — 2.9%
Construcciones y Auxiliar de Ferrocarriles SA	5,556	2,996,155
Viscofan SA	112,315	2,852,408

		5,848,563

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2009

	Number	Market
	of	Value
	Shares	(Note A)

Italy — 2.7%
Ansaldo STS SpA	104,842	$1,998,099
DiaSorin SpA	54,002	1,919,203
Yoox SpA**	212,818	1,592,543

		5,509,845

Switzerland — 2.5%
Dufry Group**	28,215	1,911,679
Temenos Group AG**	121,102	3,120,665

		5,032,344

Austria — 2.5%
bwin Interactive Entertainment AG**	52,176	3,106,129
C.A.T. oil AG**	183,913	1,843,617

		4,949,746

Ireland — 1.8%
Smurfit Kappa Group PLC**	395,960	3,576,137

France — 1.8%
Faiveley SA	24,130	1,920,633
Silicon-On-Insulator Technologies**	114,797	1,637,687

		3,558,320

Finland — 1.7%
Oriola-KD Oyj — B	560,678	3,536,178

Norway — 1.4%
Subsea 7, Inc.**	172,670	2,859,139

Denmark — 1.2%
Bang & Olufsen AS**	164,215	2,377,729

Total EUROPE		67,738,673

NORTH AMERICA — 11.2%

Canada — 9.2%
Cineplex Galaxy Income Fund	142,957	2,505,524
DragonWave, Inc.**	175,505	2,017,087
GLG Life Tech Corp.**	135,869	1,058,787
Jaguar Mining, Inc.**	177,155	2,000,479
Pacific Rubiales Energy Corp.**	135,923	2,007,946
Petrobank Energy & Resources, Ltd.**	61,917	3,031,763
Red Back Mining, Inc.**	127,042	1,822,087
Trican Well Service, Ltd.	178,291	2,396,875
Westport Innovations, Inc.**	147,042	1,702,746

		18,543,294

Mexico — 2.0%
Banco Compartamos SA de CV	390,200	2,013,935
Genomma Lab Internacional SA — B**	857,850	1,887,900

		3,901,835

Total NORTH AMERICA		22,445,129

SOUTH AMERICA — 4.6%

Brazil — 4.6%
Banco Panamericano SA	272,400	1,650,672
Fleury SA**	146,500	1,547,464
Lojas Renner SA	88,400	1,995,474
Magnesita Refratarios SA**	376,440	3,124,387
Totvs SA	15,100	1,023,435

		9,341,432

Total SOUTH AMERICA		9,341,432

AFRICA — 2.2%

South Africa — 2.2%
Aspen Pharmacare Holdings, Ltd.**	213,213	2,122,860
Clicks Group, Ltd.	612,533	2,241,523

		4,364,383

Total AFRICA		4,364,383

MIDDLE EAST — 1.0%

Israel — 1.0%
Mellanox Technologies, Ltd.**	109,938	2,073,431

Total MIDDLE EAST		2,073,431

Total EQUITY SECURITIES (Cost $152,973,045)		188,562,994

TOTAL INVESTMENTS (COST $152,973,045)	93.8%	$188,562,994
Other Assets In Exess Of Liabilities	6.2%	12,457,302

Net Assets	100.0%	$201,020,296

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$154,429,552

Gross Appreciation	$37,842,773
Gross Depreciation	(3,709,331)

Net Appreciation	$34,133,442

** Non-income producing security
ADR — American Depository Receipt
NVDR — Non-Voting Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2009

Regional Weightings*

Asia/Far East Ex-Japan	33.9%
Western Europe	33.7%
North America	11.2%
Japan	7.2%
South America	4.6%
Africa	2.2%
Middle East	1.0%

Top Ten Holdings*

Zhuzhou CSR Times Electric Co., Ltd. — H	2.0%
Smurfit Kappa Group PLC	1.8%
Oriola-KD Oyj — B	1.8%
Macarthur Coal, Ltd.	1.7%
Seoul Semiconductor Co., Ltd.	1.6%
Telecity Group PLC	1.6%
China High Speed Transmission Equipment Group Co., Ltd.	1.6%
Magnesita Refratarios SA	1.6%
Temenos Group AG	1.6%
bwin Interactive Entertainment AG	1.5%

*	All percentages are stated as a percent of net assets at December 31, 2009.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Schedule of Investments
December 31, 2009

Percent of
Industry	Net Assets

Auto Components	1.8%
Chemicals	2.1%
Commercial Banks	0.8%
Communications Equipment	1.0%
Computers & Peripherals	0.8%
Construction & Engineering	2.7%
Construction Materials	1.6%
Consumer Finance	1.0%
Containers & Packaging	1.8%
Diversified Consumer Services	0.5%
Electrical Equipment	5.7%
Electronic Equipment, Instruments & Components	4.4%
Energy Equipment & Services	4.0%
Food & Staples Retailing	1.0%
Food Products	3.2%
Health Care Equipment & Supplies	1.0%
Health Care Providers & Services	1.7%
Hotels, Restaurants & Leisure	4.9%
Household Durables	2.1%
Internet & Catalog Retail	1.3%
Internet Software & Services	1.6%
IT Services	1.3%
Machinery	6.4%
Media	3.8%
Metals & Mining	5.1%
Multiline Retail	5.0%
Oil, Gas & Consumable Fuels	3.6%
Personal Products	0.5%
Pharmaceuticals	2.0%
Professional Services	1.5%
Real Estate Management & Development	2.8%
Semiconductors & Semiconductor Equipment	8.9%
Software	4.5%
Specialty Retail	0.9%
Textiles, Apparel & Luxury Goods	1.5%
Transportation Infrastructure	1.0%
Other Assets in Excess of Liabilities	6.2%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Global Growth Fund (“Fund”) returned 52.41% for the year ended December 31, 2009.1 This return was above the performance of the Fund’s benchmark index, Morgan Stanley Capital International All Country World Growth Index (“Benchmark”), which returned 38.10% for the year.

Economic indicators suggest that the recovery process, which began in late summer, continued through year end. In fact, the probability of a double-dip recession has diminished significantly and growth is expected to remain positive as we move into 2010. The free fall in economic activity has fortunately moderated, and in the second half of 2009 most global economies attained positive growth rates. This reversal is attributed to the success of stimulus measures adopted on a global scale, both on the monetary and fiscal front. Given the role played by economic policies in stabilization, the main risk for the global economy in the short term lies in the appropriate timing and design of the unwinding of these measures. Doubts remain about whether private demand can take over the lead as the driver of the recovery. In this environment, growth-related non-U.S. developed market stocks outperformed value-related non-U.S. developed market stocks across all market capitalization ranges for the year. Non-U.S. developed market small capitalization stocks provided the best returns relative to non-U.S. developed market mid and large capitalization stocks. Continuing with that trend, growth-related U.S. stocks outperformed value-related U.S. stocks across all market capitalizations. Additionally, mid capitalization U.S. stocks provided the best returns followed by U.S. large and then U.S. small capitalization stocks.

Over the course of 2009, a key contributor to performance versus the Benchmark was the Fund’s selection of holdings in the energy and consumer discretionary sectors. In addition, stock selection and an overweight position relative to the Benchmark in both China and Brazil positively contributed to the performance of the Fund.

Within China, Baidu, Inc. (NASDAQ: BIDU), an Internet search provider, was an example of a holding that contributed to performance in 2009. The company continued to experience a healthy pickup in user traffic and online spending. Additionally, the launch of their new Phoenix Nest platform (which allows advertisers more control over the management and optimization of their accounts) has gained early acceptance.

Additionally, through bottom-up stock selection, we found attractive opportunities that benefited the portfolio in the energy sector. One of the holdings that contributed to the Fund’s performance in 2009 was OGX Petroleo e Gas Participacoes SA (SAO: OGXP3). The company is principally engaged in the exploration and production of oil and natural gas. During the year, the company began a significant oil and gas exploration program offshore of Brazil. After numerous successful exploration results, the company’s performance was driven by positive revisions to their reserve base. The company maintains a large inventory of prospects to be drilled over the next few years.

Certain areas detracted from Fund performance. Two sectors where allocation and stock selection negatively affected the performance of the Fund were health care and telecommunication services. Additionally, holdings in Ireland and an underweight position relative to the Benchmark in Hong Kong detracted from Fund performance versus the Benchmark.

In the health care sector, Sequenom, Inc. (NASDAQ: SQNM) was an example of a holding that detracted from performance. The company provides genetic analysis products for biomedical research, agricultural applications, molecular medicine, and non-invasive prenatal diagnostics research. The company announced that study data and results for the SEQureDx Down test (a test designed to detect Downs Syndrome) could not be relied on due to employee mishandling, which caused downward pressure on the stock. SEQureDx appeared to be a promising test that was faster, cheaper, less invasive, and less risky than other detection methods, like amniocentesis.

Within Japan, Nintendo Co., Ltd. (Osaka: 7974), detracted from Fund performance. The company is primarily engaged in the development, manufacturing, and sale of portable and console game machines as well as game software. Declining sales in the Wii and DS models in the United States and Europe, in addition to weaker than expected earnings, caused the stock to decline throughout the year.

Within non-U.S. developed markets, we continue to be substantially underweight in the United Kingdom versus the Benchmark. This was mostly a function of having success finding better growth stocks within Western Europe (particularly Germany and Ireland). Within Germany, the Fund had success investing in engineering and construction companies with substantial operations in Australia and to a lesser extent, the United States. We continue to believe many of the themes of 2009 will be the driving factors as we head into the new year. Those include: select technology (mostly software, hardware, semi-conductors and internet/consumer services providers); domestic consumption companies in the emerging markets (consumer goods, real estate, education services, etc.); trade down/recession beneficiaries in developed markets, and stimulus/infrastructure spending beneficiaries globally (such as railroad equipment suppliers in Europe, China, and the United States); energy (energy services and alternative energy) and various commodities (coal, copper, and gold). We continue to be encouraged by a transitioning to a “stock-pickers” market and believe this will continue to intensify as we move through 2010.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Global Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities. As we move into the next calendar year, we remain focused on uncovering opportunities consistent with the Driehaus growth investment philosophy and managing the unique risks and opportunities presented by the global equity markets on behalf of our shareholders.

Sincerely,

Daniel M. Rea	Howard Schwab	Daniel Wasiolek
Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Driehaus Global Growth Fund
Performance Overview

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since May 1, 2008 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

		Since Inception
Average Annual Total Returns as of 12/31/09	1 Year	(05/01/08 - 12/31/09)
Driehaus Global Growth Fund (DRGGX)[1]	52.41%	−15.21%
MSCI AC World Growth Index[2]	38.10%	−11.00%

You cannot invest directly in this index.

1 The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Morgan Stanley Capital International All Country World Growth Index (MSCI AC World Growth Index) is a subset of the MSCI All Country World Index (MSCI ACWI) and includes only the MSCI ACWI stocks which are categorized as growth stocks. The MSCI ACWI is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 23 developed and 22 emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Global Growth Fund
Schedule of Investments
December 31, 2009

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 96.9%

NORTH AMERICA — 54.5%

United States — 48.2%
AECOM Technology Corp.**	14,254	$391,985
Align Technology, Inc.**	23,388	416,774
Bank of America Corp.	25,585	385,310
Bare Escentuals, Inc.**	31,868	389,746
BE Aerospace, Inc.**	26,027	611,634
BlackRock, Inc.	1,886	437,929
Broadcom Corp. — A**	14,881	468,007
Bucyrus International, Inc.	13,091	737,940
CBS Corp. — B	39,029	548,357
Celgene Corp.**	10,840	603,571
Chipotle Mexican Grill, Inc.**	4,784	421,757
Continental Resources, Inc.**	12,097	518,840
Corning, Inc.	21,021	405,915
Deere & Co.	3,642	196,996
EMC Corp.**	29,706	518,964
Equinix, Inc.**	5,608	595,289
Fidelity National Financial, Inc. — A	21,264	286,213
Freeport-McMoRan Copper & Gold, Inc.**	5,963	478,769
Gilead Sciences, Inc.**	8,436	365,110
Goldman Sachs Group, Inc.	2,270	383,267
Google, Inc. — A**	983	609,440
Green Mountain Coffee Roasters, Inc.**	6,158	501,692
Illumina, Inc.**	12,221	374,574
Intersil Corp. — A	19,994	306,708
Intuitive Surgical, Inc.**	1,583	480,156
JetBlue Airways Corp.**	42,369	230,911
Las Vegas Sands Corp.**	25,055	374,322
Medco Health Solutions, Inc.**	6,471	413,562
Micron Technology, Inc.**	28,243	298,246
Monsanto Co.	3,810	311,468
NuVasive, Inc.**	9,295	297,254
Petrohawk Energy Corp.**	16,573	397,586
Quality Systems, Inc.	6,286	394,698
Riverbed Technology, Inc.**	22,639	520,018
Starbucks Corp.**	18,001	415,103
Starwood Hotels & Resorts Worldwide, Inc.	14,434	527,851
Terex Corp.**	23,663	468,764
The Blackstone Group LP	29,741	390,202
The Children’s Place Retail Stores, Inc.**	11,441	377,667
The Mosaic Co.	8,653	516,844
Titanium Metals Corp.**	15,333	191,969
Wal-Mart Stores, Inc.	9,021	482,172
Wendy’s/Arby’s Group, Inc. — A	112,596	528,075
Whole Foods Market, Inc.**	14,810	406,535
WMS Industries, Inc.**	11,533	461,320

		19,439,510

Canada — 3.6%
Potash Corp. of Saskatchewan, Inc.	4,418	483,219
Research In Motion, Ltd.**	6,588	447,431
Silver Wheaton Corp.**	33,685	511,467

		1,442,117

Bermuda — 1.4%
Marvell Technology Group, Ltd.**	27,210	564,607

Mexico — 1.3%
Cemex SAB de CV — SP ADR**	43,798	517,692

Total NORTH AMERICA		21,963,926

FAR EAST — 19.9%

China — 10.0%
Angang Steel Co., Ltd. — H	226,500	493,907
Baidu, Inc. — SP ADR**	944	388,201
China Coal Energy Co. — H	299,810	544,027
E-House China Holdings, Ltd. — ADS**	19,217	348,212
Focus Media Holding, Ltd. — ADR**	23,795	377,151
Home Inns & Hotels Management, Inc. — ADR**	12,542	443,360
Lenovo Group, Ltd.	330,200	204,632
Ping An Insurance Group Company of China, Ltd. — H	44,100	383,457
Sino-Ocean Land Holdings, Ltd.	448,310	411,630
Yingli Green Energy Holding Co., Ltd. — ADR**	27,876	440,720

		4,035,297

Japan — 5.0%
Daikin Industries, Ltd.	8,800	347,576
Komatsu, Ltd.	16,500	345,414
NGK Insulators, Ltd.	12,100	264,620
Nippon Electric Glass Co., Ltd.	27,700	381,259
Sumco Corp.	15,010	265,233
Toshiba Corp.**	77,300	428,930

		2,033,032

Australia — 2.0%
CSL, Ltd.	13,700	398,388
WorleyParsons, Ltd.	15,063	391,119

		789,507

Taiwan — 1.8%
AU Optronics Corp. — SP ADR	23,822	285,626
Siliconware Precision Industries Co. — SP ADR	65,008	455,706

		741,332

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund
Schedule of Investments
December 31, 2009

	Number	Market
	of	Value
	Shares	(Note A)

India — 1.1%
ICICI Bank, Ltd. — SP ADR	11,538	$435,098

Total FAR EAST		8,034,266

EUROPE — 14.7%

Russia — 3.9%
Mobile TeleSystems — SP ADR	7,583	370,733
Sberbank RF	169,580	466,462
Wimm-Bill-Dann Foods — ADR**	30,636	730,056

		1,567,251

Germany — 3.1%
Hochtief AG	5,790	441,585
Infineon Technologies AG**	71,236	396,313
SGL Carbon SE**	13,945	412,230

		1,250,128

United Kingdom — 3.0%
Autonomy Corp. PLC**	15,926	386,753
Eurasian Natural Resources Corp.	28,256	413,880
Johnson Matthey PLC	15,902	392,276

		1,192,909

Netherlands — 1.1%
Koninklijke Boskalis Westminster NV	11,472	441,639

Sweden — 1.0%
Oriflame Cosmetics SA — SDR	6,718	400,547

Ireland — 0.9%
ICON PLC — SP ADR**	16,622	361,196

France — 0.9%
Compagnie Generale des Etablissements Michelin — B	4,694	359,508

Greece — 0.8%
Diana Shipping, Inc.**	23,110	334,633

Total EUROPE		5,907,811

SOUTH AMERICA — 6.5%

Brazil — 6.5%
Fibria Celulose SA — SP ADR**	18,332	418,703
Natura Cosmeticos SA	16,200	337,864
OGX Petroleo e Gas Participacoes SA	89,000	874,153
Petroleo Brasileiro SA — ADR	8,552	407,759
Vale SA — SP ADR	20,054	582,168

		2,620,647

Total SOUTH AMERICA		2,620,647

AFRICA — 1.3%

South Africa — 1.3%
Randgold Resources, Ltd. — ADR	6,685	528,917

Total AFRICA		528,917

Total EQUITY SECURITIES (Cost $29,883,667)		39,055,567

TOTAL INVESTMENTS (COST $29,883,667)	96.9%	$39,055,567
Other Assets In Excess Of Liabilities	3.1%	1,245,201

Net Assets	100.0%	$40,300,768

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$31,173,007

Gross Appreciation	$9,550,411
Gross Depreciation	(1,667,851)

Net Appreciation	$7,882,560

** Non-income producing security
ADR — American Depository Receipt
ADS — American Depository Share
LP — Limited Partnership
SDR — Swedish Depository Receipt
SP ADR — Sponsored American Depository Receipt

Regional Weightings*

North America	54.5%
Asia/Far East Ex-Japan	14.9%
Western Europe	10.8%
South America	6.5%
Japan	5.0%
Eastern Europe	3.9%
Africa	1.3%

Top Ten Holdings*

OGX Petroleo e Gas Participacoes SA	2.2%
Bucyrus International, Inc.	1.8%
Wimm-Bill-Dann Foods — ADR	1.8%
BE Aerospace, Inc.	1.5%
Google, Inc. — A	1.5%
Celgene Corp.	1.5%
Equinix, Inc.	1.5%
Vale SA — SP ADR	1.4%
Marvell Technology Group, Ltd.	1.4%
CBS Corp. — B	1.4%

*	All percentages are stated as a percent of net assets at December 31, 2009.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund
Schedule of Investments
December 31, 2009

Percent of
Industry	Net Assets

Aerospace & Defense	1.5%
Airlines	0.6%
Auto Components	0.9%
Biotechnology	3.4%
Building Products	0.9%
Capital Markets	3.0%
Chemicals	4.2%
Commercial Banks	2.2%
Communications Equipment	2.4%
Computers & Peripherals	2.9%
Construction & Engineering	3.2%
Construction Materials	1.3%
Diversified Financial Services	0.9%
Electrical Equipment	2.1%
Electronic Equipment, Instruments & Components	2.7%
Energy Equipment & Services	1.0%
Food & Staples Retailing	2.2%
Food Products	3.1%
Health Care Equipment & Supplies	3.0%
Health Care Providers & Services	1.0%
Health Care Technology	1.0%
Hotels, Restaurants & Leisure	7.9%
Insurance	1.7%
Internet Software & Services	3.9%
Life Sciences Tools & Services	1.8%
Machinery	5.0%
Marine	0.8%
Media	2.3%
Metals & Mining	7.9%
Oil, Gas & Consumable Fuels	6.8%
Paper & Forest Products	1.0%
Personal Products	2.8%
Real Estate Management & Development	1.9%
Semiconductors & Semiconductor Equipment	6.8%
Software	1.0%
Specialty Retail	0.9%
Wireless Telecommunication Services	0.9%
Other Assets in Excess of Liabilities	3.1%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mid Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Mid Cap Growth Fund (“Fund”) gained 27.66% from its inception on April 27, 2009 through December 31, 2009.1 This return was below the performance of the Fund’s benchmark index, the Russell Midcap Growth Index (the “Benchmark”), which gained 34.19% for the same period.

While the positive absolute returns were welcomed, we were disappointed with our underperformance relative to the Benchmark. As we move into the next calendar year, we remain focused on uncovering opportunities consistent with the Driehaus growth investment philosophy and managing the unique risks and opportunities presented by the U.S. equity markets on behalf of our shareholders. Examples of these opportunities continue to be companies with competitive advantages stemming from superior products or technologies, supply advantages, cost advantages or strong end-market demand. Their stocks have been exhibiting relative strength and, should market sentiment continue to improve, they may offer significant absolute price appreciation potential. We feel very well positioned as active, best-ideas oriented growth equity investors.

Economic indicators suggest that the recovery process, which began in late summer, continued through year end. In fact, the probability of a double-dip recession has diminished significantly and growth is expected to remain positive as we move into 2010. The free fall in economic activity has fortunately moderated, and in the second half of 2009 most global economies attained positive growth rates. This reversal is attributed to the success of stimulus measures adopted on a global scale, both on the monetary and fiscal front. Given the role played by economic policies in stabilization, the main risk for the global economy in the short term lies in the appropriate timing and design of the unwinding of these measures. Doubts remain about whether private demand can take over the lead as the driver of the recovery. In this environment, growth-related U.S. stocks outperformed value-related U.S. stocks across all market capitalizations. Additionally, mid capitalization stocks provided the best returns followed by large and then small capitalization stocks.

Over the course of 2009, a key contributor to performance was the Fund’s selection of holdings in the industrials and consumer staples sectors versus the Benchmark. During the year, the Fund’s exposure to the information technology and health care increased; however, exposure to the consumer discretionary and financials sectors decreased.

Within the consumer staples sector, Green Mountain Coffee Roasters, Inc. (NASDAQ: GMCR), was an example of a holding that contributed to performance in 2009. The company operates in the specialty coffee industry in the United States. It manufactures and markets its patented gourmet single-cup coffee and tea brewing systems for offices and homes under the Keurig brand name. The company provides cocoa, teas, and coffees in K-Cup portion packs, Keurig single-cup brewers, and other accessories. The company continued to show strong signs of earnings and revenue growth throughout the year. In addition, the company announced distribution into Wal-Mart for both the single-cup brewers and K-Cups, which aided in the appreciation of the stock during the year.

Additionally, within the industrials sector, Bucyrus International, Inc. (NASDAQ: BUCY) was a holding that contributed to the Fund’s performance in 2009. The company engages in the design and manufacture of mining equipment for the extraction of coal, copper, oil sands, iron ore and other minerals in mining centers worldwide. The stock operates in a duopoly and benefited throughout the year as many companies increased their capital expenditures, as the worldwide economic environment improved, thus increasing the demand of many of the products the company produces.

Despite the positive returns within the U.S. market, not all holdings contributed positively to performance. Two sectors where stock selection detracted from Fund performance were the consumer discretionary and health care sectors.

Melco Crown Entertainment, Ltd. (NASDAQ: MPEL) was one of the Fund’s largest detractors from performance in the consumer discretionary sector. The company is a developer, owner, and operator of casinos in the Macau peninsula catering to the fast growing Asian gaming market. As the company was set to open its City of Dreams project in the summer of 2009, we expected its focus on the higher margin mass market and limited supply growth from competitors to drive growth for the company. However, the ramp up for City of Dreams has been slower than anticipated and the company has been plagued by below normal hold rates, which has reignited concerns surrounding its debt covenants, all of which combined to drive the stock’s underperformance in 2009.

Within the health care sector, Illumina, Inc. (NASDAQ: ILMN), also detracted from the performance of the Fund in 2009. The company is a developer, manufacturer and marketer of integrated systems for the large-scale analysis of genetic variation and biological function. During the year, the company pre-announced revenues lower than estimates, consensus and guidance. The company claimed this was due to weakening demand for genotyping and a drop in support from endowments which are suffering in the current economic climate.

We remain primarily focused on analyzing stocks from a bottom-up approach and investing in what we view are the companies with the strongest, most sustainable earnings and revenue growth. As we move into 2010 we will continue to monitor low inventories in the information technology sector. If this continues to persist, it may provide better margins for the semi-conductor and technology areas relative to past cycles. Combine this with any demand/sell-through rebound or any pent up demand from the low levels of spending during the recent recession and it might prove beneficial to the sector. Additionally, there appears to be a growing shift in e-commerce spending, increase in broadband usage, and an increase in smartphone usage, which we look to capitalize on.

We at Driehaus Capital Management LLC thank you for your interest in the Driehaus Mid Cap Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

Dan Wasiolek	Michael Schmidt
Portfolio Manager	Assistant Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Driehaus Mid Cap Growth Fund
Performance Overview

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since January 1, 1999, with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only	Including Predecessor Limited Partnership
Average Annual Total Returns	Since Inception					From
as of 12/31/09	(4/27/09 - 12/31/09)	1 Year	3 Years	5 Years	10 Years	1/1/99 - 12/31/09
Driehaus Mid Cap Growth Fund (DRMGX)[1]	27.66%	23.43%	1.15%	3.04%	−3.65%	7.32%
Russell Midcap Growth Index[2]	34.19%	46.30%	−3.18%	2.40%	−0.52%	3.34%

You cannot invest directly in this index.

[1]	The Driehaus Mid Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Institutional Mid Cap, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1986, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Mid Cap Investors, L.P. on April 27, 2009. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Source: Russell Indices

Driehaus Mid Cap Growth Fund
Schedule of Investments
December 31, 2009

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 99.0%

INFORMATION TECHNOLOGY — 27.5%

Semiconductors & Semiconductor Equipment — 9.1%
Atheros Communications**	3,829	$131,105
Cree, Inc.**	6,036	340,249
ON Semiconductor Corp.**	16,311	143,700
Skyworks Solutions, Inc.**	20,126	285,588
Veeco Instruments, Inc.**	13,550	447,692

		1,348,334

Internet Software & Services — 8.6%
Equinix, Inc.**	4,230	449,015
GSI Commerce, Inc.**	12,026	305,340
MercadoLibre, Inc.**	3,201	166,036
Rackspace Hosting, Inc.**	3,574	74,518
SINA Corp.**	6,236	281,742

		1,276,651

Software — 4.9%
Informatica Corp.**	6,872	177,710
Longtop Financial Technologies, Ltd. — SP ADR**	1,703	63,045
Rovi Corp.**	2,708	86,304
Solera Holdings, Inc.	1,907	68,671
Sybase, Inc.**	1,839	79,813
VMware, Inc. — A**	5,903	250,169

		725,712

IT Services — 2.0%
CyberSource Corp.**	7,202	144,832
Lender Processing Services, Inc.	3,772	153,370

		298,202

Communications Equipment — 1.5%
F5 Networks, Inc.**	4,191	222,039

Computers & Peripherals — 1.4%
SanDisk Corp.**	6,845	198,437

Total INFORMATION TECHNOLOGY		4,069,375

CONSUMER DISCRETIONARY — 23.2%
Hotels, Restaurants & Leisure — 7.3%
Ctrip.com International, Ltd. — ADR**	7,684	552,172
Las Vegas Sands Corp.**	5,183	77,434
Melco Crown Entertainment, Ltd. — ADR**	63,963	215,555
Panera Bread Co. — A**	1,492	99,919
WMS Industries, Inc.**	3,519	140,760

		1,085,840

Media — 3.6%
DreamWorks Animation SKG, Inc. - A**	8,188	327,111
Focus Media Holding, Ltd. — ADR**	8,149	129,162
The New York Times Co. — A**	5,979	73,900

		530,173

Internet & Catalog Retail — 3.4%
priceline.com, Inc.**	2,317	506,265

Auto Components — 3.4%
Gentex Corp.	16,502	294,561
TRW Automotive Holdings Corp.**	8,572	204,699

		499,260

Textiles, Apparel & Luxury Goods — 1.7%
Deckers Outdoor Corp.**	1,439	146,375
Skechers U.S.A., Inc. — A**	3,822	112,405

		258,780

Household Durables — 1.1%
Harman International Industries, Inc.	4,497	158,654

Specialty Retail — 1.0%
Chico’s FAS, Inc.**	5,089	71,500
RadioShack Corp.	3,775	73,613

		145,113

Multiline Retail — 0.7%
Dollar Tree, Inc.**	2,205	106,502

Diversified Consumer Services — 0.5%
Sotheby’s	3,313	74,476

Automobiles — 0.5%
Thor Industries, Inc.	2,227	69,928

Total CONSUMER DISCRETIONARY		3,434,991

HEALTH CARE — 14.2%
Health Care Equipment & Supplies — 4.8%
Align Technology, Inc.**	10,291	183,386
ev3, Inc.**	15,633	208,544
Intuitive Surgical, Inc.**	445	134,977
Thoratec Corp.**	7,134	192,047

		718,954

Biotechnology — 3.5%
Alexion Pharmaceuticals, Inc.**	5,618	274,271
United Therapeutics Corp.**	4,551	239,610

		513,881

Health Care Providers & Services — 2.6%
Emergency Medical Services Corp. - A**	4,029	218,170
HMS Holdings Corp.**	3,337	162,479

		380,649

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mid Cap Growth Fund
Schedule of Investments
December 31, 2009

	Number	Market
	of	Value
	Shares	(Note A)

Health Care Technology — 1.8%
Allscripts-Misys Healthcare Solutions, Inc.**	6,992	$141,448
SXC Health Solutions Corp.**	2,456	132,501

		273,949

Pharmaceuticals — 1.5%
King Pharmaceuticals, Inc.**	17,706	217,253

Total HEALTH CARE		2,104,686

MATERIALS — 11.1%
Metals & Mining — 7.4%
Century Aluminum Co.**	9,786	158,435
Cliffs Natural Resources, Inc.	10,078	464,495
Red Back Mining, Inc.**	16,953	242,567
Silver Wheaton Corp.**	15,364	230,767

		1,096,264

Chemicals — 2.0%
Intrepid Potash, Inc.**	10,141	295,813

Containers & Packaging — 1.7%
Temple-Inland, Inc.	11,934	251,927

Total MATERIALS		1,644,004

INDUSTRIALS — 10.3%
Machinery — 3.6%
Bucyrus International, Inc.	6,951	391,828
Nordson Corp.	2,289	140,041

		531,869

Aerospace & Defense — 3.0%
BE Aerospace, Inc.**	18,835	442,622

Transportation Infrastructure — 1.5%
Aegean Marine Petroleum Network, Inc.	8,053	221,296

Electrical Equipment — 0.8%
American Superconductor Corp.**	3,063	125,277

Airlines — 0.7%
UAL Corp.**	8,680	112,059

Road & Rail — 0.7%
Kansas City Southern**	3,053	101,634

Total INDUSTRIALS		1,534,757

ENERGY — 5.7%
Oil, Gas & Consumable Fuels — 5.7%
Alpha Natural Resources, Inc.**	8,305	360,271
Concho Resources, Inc.**	2,445	109,781
Continental Resources, Inc.**	8,884	381,035

		851,087

Total ENERGY		851,087

CONSUMER STAPLES — 3.6%
Food Products — 1.9%
Green Mountain Coffee Roasters, Inc.**	3,389	276,102

Personal Products — 1.7%
NBTY, Inc.**	5,935	258,410

Total CONSUMER STAPLES		534,512

TELECOMMUNICATION SERVICES — 2.4%
Wireless Telecommunication Services — 2.4%
Crown Castle International Corp.**	5,881	229,594
NII Holdings, Inc.**	3,564	119,679

		349,273

Total TELECOMMUNICATION SERVICES		349,273

FINANCIALS — 1.0%
Capital Markets — 1.0%
Och-Ziff Capital Management Group - A	3,860	53,036
The Blackstone Group LP	7,598	99,686

		152,722

Total FINANCIALS		152,722

Total EQUITY SECURITIES (Cost $11,726,303)		14,675,407

TOTAL INVESTMENTS (COST $11,726,303)	99.0%	$14,675,407
Other Assets In Excess Of Liabilities	1.0%	145,500

Net Assets	100.0%	$14,820,907

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$12,217,039

Gross Appreciation	$3,175,010
Gross Depreciation	(716,642)

Net Appreciation	$2,458,368

** Non-income producing security
ADR — American Depository Receipt
LP — Limited Partnership
SP ADR — Sponsored American Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mid Cap Growth Fund
Schedule of Investments
December 31, 2009

Top Ten Holdings*

Ctrip.com International, Ltd. — ADR	3.7%
priceline.com, Inc.	3.4%
Cliffs Natural Resources, Inc.	3.1%
Equinix, Inc.	3.0%
Veeco Instruments, Inc.	3.0%
BE Aerospace, Inc.	3.0%
Bucyrus International, Inc.	2.6%
Continental Resources, Inc.	2.6%
Alpha Natural Resources, Inc.	2.4%
Cree, Inc.	2.3%

*	All percentages are stated as a percent of net assets at December 31, 2009.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Large Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Large Cap Growth Fund (“Fund”) gained 23.14% from its inception on April 27, 2009 through December 31, 2009.1 This return was below the performance of the Fund’s benchmark index, the Russell 1000 Growth Index (the “Benchmark”), which gained 31.91% for the same period.

While the positive absolute returns were welcomed, we were disappointed with our underperformance relative to the Benchmark. As we move into the next calendar year, we remain focused on uncovering opportunities consistent with the Driehaus growth investment philosophy and managing the unique risks and opportunities presented by the U.S. equity markets on behalf of our shareholders. Examples of these opportunities continue to be companies with competitive advantages stemming from superior products or technologies, supply advantages, cost advantages or strong end-market demand. Their stocks have been exhibiting relative strength and, should market sentiment continue to improve, they may offer significant absolute price appreciation potential. We feel very well positioned as active, best-ideas oriented growth equity investors.

Economic indicators suggest that the recovery process, which began in late summer, continued through year end. In fact, the probability of a double-dip recession has diminished significantly and growth is expected to remain positive as we move into 2010. The free fall in economic activity has fortunately moderated, and in the second half of 2009 most global economies attained positive growth rates. This reversal is attributed to the success of stimulus measures adopted on a global scale, both on the monetary and fiscal front. Given the role played by economic policies in stabilization, the main risk for the global economy in the short term lies in the appropriate timing and design of the unwinding of these measures. Doubts remain about whether private demand can take over the lead as the driver of the recovery. In this environment, growth-related U.S. stocks outperformed value-related U.S. stocks across all market capitalizations. Additionally, mid capitalization stocks provided the best returns followed by large and then small capitalization stocks.

Over the course of 2009, a key contributor to performance was the Fund’s selection of holdings in the energy and health care sectors versus the Benchmark. During the year the Fund’s exposure to the financials and energy sectors decreased; however, exposure to the industrials and health care sectors increased, but remained an underweight position throughout the year versus the Benchmark.

Within the consumer discretionary sector, Ford Motor Co. (NYSE: F), was an example of a holding that contributed to performance in 2009. Ford designs, develops, manufactures, and services cars and trucks worldwide. The company gained market share as many of its competitors struggled during the economic recession. In addition, the company benefited as the U.S. government implemented economic stimulus programs, most notably “Cash for Clunkers,” to help increase auto sales. Moving into the new year, the company has a strong lineup of 2010 car models.

Additionally, within the consumer discretionary sector, priceline.com, Inc. (NASDAQ: PCLN) was a holding that contributed to the Fund’s performance in 2009. The company operates as an online travel company principally in the United States, Europe, and Asia. While penetration into international markets still remains low, the company continues to gain market share as bookings grow.

Despite the positive returns within the U.S. market, not all holdings contributed positively to performance. Two sectors where allocation and stock selection detracted from Fund performance were the information technology and financials sectors.

Melco Crown Entertainment, Ltd. (NASDAQ: MPEL) was one of the Fund’s largest detractors from performance. The company is a developer, owner, and operator of casinos in the Macau peninsula catering to the fast growing Asian gaming market. As the company was set to open its City of Dreams project in the summer of 2009, we expected its focus on the higher margin mass market and limited supply growth from competitors to drive growth for the company. However, the ramp up for City of Dreams has been slower than anticipated and the company has been plagued by below normal hold rates, which has reignited concerns surrounding its debt covenants, all of which combined to drive the stock’s underperformance in 2009.

Within the financials sector, Fidelity National Financial, Inc. (NYSE: FNF), also detracted from the performance of the Fund in 2009. The company is a provider, through its subsidiaries, of title insurance, specialty insurance and claims management services. During the year, the company reported weaker earnings that were mainly attributable to losses from investments in human resource services provider, Ceridian Corp., and manufacturer, Remy International Inc.

We remain primarily focused on analyzing stocks from a bottom-up approach and investing in what we view are the companies with the strongest, most sustainable earnings and revenue growth. As we move into 2010 we will continue to monitor low inventories in the information technology sector. If this continues to persist, it may provide better margins for the semi-conductor and technology areas relative to past cycles. Combine this with any demand/sell-through rebound or any pent up demand from the low levels of spending during the recent recession and it might prove beneficial to the sector. Additionally, there appears to be a growing shift in e-commerce spending, increase in broadband usage, and an increase in smartphone usage, which we look to capitalize on.

We at Driehaus Capital Management LLC thank you for your interest in the Driehaus Large Cap Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

Dan Wasiolek	Michael Schmidt
Portfolio Manager	Assistant Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Driehaus Large Cap Growth Fund
Performance Overview

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since January 1, 2008 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only	Including Predecessor Limited Partnership
	Since Inception		Since Inception
Average Annual Total Returns as of 12/31/09	(4/27/09 - 12/31/09)	1 Year	(01/01/08 - 12/31/09)
Driehaus Large Cap Growth Fund (DRLGX)[1]	23.14%	23.31%	−16.53%
Russell 1000 Growth Index[2]	31.91%	37.21%	−8.08%

You cannot invest directly in this index.

[1]	The Driehaus Large Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Large Cap Growth Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on January 1, 2008, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on April 27, 2009. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the period reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Source: Russell Indices

Driehaus Large Cap Growth Fund
Schedule of Investments
December 31, 2009

	Number	Market
	of	Value
	Shares	(Note A)

EQUITY SECURITIES — 98.5%

INFORMATION TECHNOLOGY — 29.6%

Software — 9.7%
Check Point Software Technologies, Ltd.**	11,590	$392,669
Microsoft Corp.	15,116	460,887
Oracle Corp.	7,872	193,179
VMware, Inc. — A**	7,043	298,482

		1,345,217

Internet Software & Services — 6.9%
eBay, Inc.**	10,506	247,311
Equinix, Inc.**	4,292	455,596
Google, Inc. — A**	413	256,052

		958,959

Computers & Peripherals — 5.5%
Apple, Inc.**	2,471	521,035
Hewlett-Packard Co.	4,581	235,967

		757,002

IT Services — 2.3%
Visa, Inc. — A	3,704	323,952

Semiconductors & Semiconductor Equipment — 2.1%
Intel Corp.	5,070	103,428
Marvell Technology Group, Ltd.**	9,235	191,626

		295,054

Electronic Equipment, Instruments & Components — 1.8%
Corning, Inc.	13,122	253,386

Communications Equipment — 1.3%
Motorola, Inc.**	15,721	121,995
Research In Motion, Ltd.**	754	50,925

		172,920

Total INFORMATION TECHNOLOGY		4,106,490

CONSUMER DISCRETIONARY — 19.4%
Hotels, Restaurants & Leisure — 5.8%
Ctrip.com International, Ltd. - ADR**	3,740	268,756
International Game Technology	8,024	150,610
Melco Crown Entertainment, Ltd. - ADR**	57,357	193,293
Starbucks Corp.**	8,505	196,125

		808,784

Internet & Catalog Retail — 5.0%
Amazon.com, Inc.**	1,391	187,117
priceline.com, Inc.**	2,349	513,257

		700,374

Media — 3.5%
CBS Corp. — B	29,166	409,782
Discovery Communications, Inc. -A**	2,423	74,313

		484,095

Automobiles — 3.0%
Ford Motor Co.**	41,034	410,340

Leisure Equipment & Products — 0.9%
Mattel, Inc.	6,556	130,989

Textiles, Apparel & Luxury Goods — 0.7%
NIKE, Inc. — B	1,485	98,114

Specialty Retail — 0.5%
Best Buy Co., Inc.	1,586	62,584

Total CONSUMER DISCRETIONARY		2,695,280

HEALTH CARE — 13.5%
Health Care Providers & Services — 5.2%
Express Scripts, Inc.**	4,982	430,694
Medco Health Solutions, Inc.**	4,509	288,170

		718,864

Health Care Equipment & Supplies — 2.6%
Intuitive Surgical, Inc.**	438	132,854
ResMed, Inc.**	4,398	229,884

		362,738

Biotechnology — 2.6%
Celgene Corp.**	4,724	263,032
Vertex Pharmaceuticals, Inc.**	2,268	97,184

		360,216

Pharmaceuticals — 2.4%
Allergan, Inc.	2,190	137,992
Shire PLC — ADR	3,362	197,349

		335,341

Health Care Technology — 0.7%
Cerner Corp.**	1,240	102,226

Total HEALTH CARE		1,879,385

MATERIALS — 10.2%
Chemicals — 5.4%
Dow Chemical Co.	6,255	172,826
Potash Corp. of Saskatchewan, Inc.	2,770	300,545
The Mosaic Co.	4,641	277,207

		750,578

Metals & Mining — 4.8%
Alcoa, Inc.	13,992	225,551
Goldcorp, Inc.	9,425	370,780
Vale SA — SP ADR	2,262	65,666

		661,997

Total MATERIALS		1,412,575

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Large Cap Growth Fund
Schedule of Investments
December 31, 2009

	Number	Market
	of	Value
	Shares	(Note A)

CONSUMER STAPLES — 8.6%
Food & Staples Retailing — 3.7%
Costco Wholesale Corp.	1,550	$91,714
Wal-Mart Stores, Inc.	4,932	263,615
Walgreen Co.	4,201	154,261

		509,590

Food Products — 1.5%
General Mills, Inc.	2,958	209,456

Beverages — 1.4%
The Coca-Cola Co.	3,571	203,547

Personal Products — 1.2%
Avon Products, Inc.	5,170	162,855

Household Products — 0.8%
Colgate-Palmolive Co.	1,303	107,042

Total CONSUMER STAPLES		1,192,490

ENERGY — 6.3%
Oil, Gas & Consumable Fuels — 6.3%
Alpha Natural Resources, Inc.**	8,254	358,059
EOG Resources, Inc.	1,911	185,940
Occidental Petroleum Corp.	3,361	273,417
Petroleo Brasileiro SA — ADR	1,128	53,783

		871,199

Total ENERGY		871,199

INDUSTRIALS — 5.5%
Aerospace & Defense — 1.4%
Precision Castparts Corp.	966	106,598
Raytheon Co.	1,830	94,282

		200,880

Machingery — 1.4%
Deere & Co.	3,490	188,774

Industrial Conglomerates — 1.1%
Textron, Inc.	8,351	157,082

Airlines — 0.9%
UAL Corp.**	9,143	118,036

Air Freight & Logistics — 0.7%
FedEx Corp.	1,247	104,062

Total INDUSTRIALS		768,834

TELECOMMUNICATION SERVICES — 4.2%
Wireless Telecommunication Services — 3.5%
American Tower Corp. — A**	11,233	485,378

Diversified Telecommunication Services — 0.7%
Verizon Communications, Inc.	3,030	100,384

Total TELECOMMUNICATION SERVICES		585,762

FINANCIALS — 1.2%
Capital Markets — 1.2%
BlackRock, Inc.	346	80,341
Goldman Sachs Group, Inc.	476	80,368

		160,709

Total FINANCIALS		160,709

Total EQUITY SECURITIES (Cost $10,777,319)		13,672,724

TOTAL INVESTMENTS (COST $10,777,319)	98.5%	$13,672,724
Other Assets In Excess Of Liabilities	1.5%	202,402

Net Assets	100.0%	$13,875,126

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$11,044,621

Gross Appreciation	$3,086,040
Gross Depreciation	(457,937)

Net Appreciation	$2,628,103

** Non-income producing security
ADR — American Depository Receipt
SP ADR — Sponsored American Depository Receipt

Top Ten Holdings*

Apple, Inc.	3.8%
priceline.com, Inc.	3.7%
American Tower Corp. — A	3.5%
Microsoft Corp.	3.3%
Equinix, Inc.	3.3%
Express Scripts, Inc.	3.1%
Ford Motor Co.	3.0%
CBS Corp. — B	3.0%
Check Point Software Technologies, Ltd.	2.8%
Goldcorp, Inc.	2.7%

*	All percentages are stated as a percent of net assets at December 31, 2009.

Notes to Financial Statements are an integral part of this Schedule.

(This page intentionally left blank)

Statements of Assets and Liabilities
December 31, 2009

	Driehaus	Driehaus
	International	Emerging
	Discovery	Markets Growth
	Fund	Fund

ASSETS:
Investments, at cost	$263,022,449	$432,413,705

Investments, at market value	$352,255,436	$537,200,613
Foreign currency**	1	7,951,553
Cash	9,521,259	28,675,855
Receivables:
Dividends	343,756	192,616
Interest	172	573
Investment securities sold	3,439,996	15,354,435
Fund shares sold	82,792	2,544,319
Net unrealized appreciation on unsettled foreign currency forward contracts from transaction hedges	5,291	—
Prepaid expenses and other assets	10,397	10,954

TOTAL ASSETS	365,659,100	591,930,918

LIABILITIES:
Payables:
Investment securities purchased	—	14,411,629
Fund shares redeemed	665,006	698,497
Net unrealized depreciation on unsettled foreign currency forward contracts from transaction hedges	—	30,492
Due to affiliates	459,426	713,138
Foreign taxes	3,395	68,496
Audit and tax fees	17,500	17,500
Accrued expenses	103,110	149,153

TOTAL LIABILITIES	1,248,437	16,088,905

NET ASSETS	$364,410,663	$575,842,013

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	13,401,904	19,693,416

NET ASSET VALUE	$27.19	$29.24

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2009:
Paid-in capital	$609,545,022	$503,236,974
Accumulated net investment gain (loss)	1,472,102	259,085
Accumulated net realized gain (loss)	(335,837,053)	(32,480,528)
Unrealized net foreign exchange gain (loss)	(2,395)	39,574
Unrealized net appreciation (depreciation) on investments	89,232,987	104,786,908

NET ASSETS	$364,410,663	$575,842,013

*	Funds commenced operations on April 27, 2009.

**	The cost of foreign currency was $1, $7,863,015, $1,717,570, $202,407, $0 and $0, respectively.

Notes to Financial Statements are an integral part of this Statement.

Statements of Assets and Liabilities
December 31, 2009

Driehaus	Driehaus	Driehaus	Driehaus
International	Global	Mid Cap	Large Cap
Small Cap	Growth	Growth	Growth
Growth Fund	Fund	Fund*	Fund*

$152,973,045	$29,883,667	$11,726,303	$10,777,319

$188,562,994	$39,055,567	$14,675,407	$13,672,724
1,743,626	207,319	—	—
12,182,398	1,023,770	258,062	160,624

125,438	16,506	572	9,548
208	26	92	222
7,756,161	100,754	213,572	62,660
104,126	—	—	—

—	—	—	—
6,785	5,107	12,560	12,560

210,481,736	40,409,049	15,160,265	13,918,338

9,052,747	—	297,274	—
2,720	—	—	—

49,571	—	—	—
252,502	69,845	10,795	12,484
31,414	287	—	39
17,500	17,500	17,500	17,500
54,986	20,649	13,789	13,189

9,461,440	108,281	339,358	43,212

$201,020,296	$40,300,768	$14,820,907	$13,875,126

26,296,294	5,310,269	1,273,995	1,161,980

$7.64	$7.59	$11.63	$11.94

$232,772,449	$36,070,783	$12,047,280	$11,225,862
884,310	(253,514)	13,038	1,291
(68,249,704)	(4,693,340)	(188,515)	(247,432)
23,292	4,939	—	—
35,589,949	9,171,900	2,949,104	2,895,405

$201,020,296	$40,300,768	$14,820,907	$13,875,126

Notes to Financial Statements are an integral part of this Statement.

Statements of Operations
For the year ended December 31, 2009

	Driehaus	Driehaus
	International	Emerging
	Discovery	Markets Growth
	Fund	Fund

INVESTMENT INCOME (LOSS):
Income:
Dividends**	$5,668,721	$5,659,755
Interest	13,236	—

Total income	5,681,957	5,659,755

Expenses:
Investment advisory fee	4,702,050	5,856,681
Administration fee	278,833	319,329
Professional fees	89,840	107,269
Audit and tax fees	51,240	53,298
Federal and state registration fees	35,013	35,300
Custodian fees	66,509	271,405
Transfer agent fees	110,978	120,731
Trustees’ fees	48,920	48,623
Chief compliance officer fees	10,559	10,559
Printing fees	25,928	37,728
Miscellaneous	66,680	89,991

Total expenses	5,486,550	6,950,914

Investment advisory fees waived	—	—
Administration fees waived	—	—
Transfer agent fees waived	—	—
Fees paid indirectly	(20,900)	(131,324)

Net expenses	5,465,650	6,819,590

Net investment income (loss)	216,307	(1,159,835)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from security transactions	(9,983,595)	95,971,782
Net realized foreign exchange gain (loss)	50,039	(1,992,270)
Payments by affiliates	—	—
Net change in unrealized foreign exchange gain (loss)	(4,434)	(116,306)
Net change in unrealized appreciation (depreciation) on investments	135,302,053	113,042,411

Net realized and unrealized gain (loss) on investments, foreign currency transactions and payments by affiliates	125,364,063	206,905,617

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$125,580,370	$205,745,782

*	Fund commenced operations on April 27, 2009.

**	Dividends are net of $524,191, $606,158, $168,839, $13,733, $28 and $1,931 non-reclaimable foreign taxes withheld, respectively.

Notes to Financial Statements are an integral part of this Statement.

Statements of Operations
For the year ended December 31, 2009

Driehaus	Driehaus	Driehaus	Driehaus
International	Global	Mid Cap	Large Cap
Small Cap	Growth	Growth	Growth
Growth Fund	Fund	Fund*	Fund*

$1,946,164	$237,262	$54,533	$96,712
—	187	301	517

1,946,164	237,449	54,834	97,229

2,219,968	326,864	91,086	80,678
171,794	78,785	33,759	33,416
51,739	19,015	11,537	11,509
46,465	43,910	40,000	40,000
40,364	23,031	16,213	16,213
91,822	12,661	5,241	3,592
49,771	36,969	28,943	28,447
30,708	20,487	8,382	8,382
10,559	10,559	4,132	4,132
21,560	15,837	7,651	7,650
38,245	23,006	9,907	9,901

2,772,995	611,124	256,851	243,920

—	(68,136)	(65,201)	(54,797)
—	—	(7,500)	(7,500)
(7,500)	(19,500)	(24,750)	(24,750)
(26,717)	(506)	—	—

2,738,778	522,982	159,400	156,873

(792,614)	(285,533)	(104,566)	(59,644)

22,261,275	(950,207)	2,089,073	1,382,973
(412,583)	(35,431)	—	—
—	—	4,818	—
39,941	15,434	—	—

47,667,254	12,518,281	2,949,104	2,895,405

69,555,887	11,548,077	5,042,995	4,278,378

$68,763,273	$11,262,544	$4,938,429	$4,218,734

Notes to Financial Statements are an integral part of this Statement.

Statements of Changes in Net Assets

	Driehaus International		Driehaus Emerging Markets
	Discovery Fund		Growth Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$216,307	$(493,987)	$(1,159,835)	$(1,114,714)
Net realized gain (loss) on investments and foreign currency transactions	(9,933,556)	(309,995,750)	93,979,512	(117,043,799)
Net change in unrealized gain (loss) on investments and foreign currency transactions	135,297,619	(199,227,494)	112,926,105	(287,051,735)

Net increase (decrease) in net assets resulting from operations	125,580,370	(509,717,231)	205,745,782	(405,210,248)

Distributions to shareholders:
Net investment income	(1,485,266)	—	—	—
Capital gains	—	(6,289,104)	—	(35,210,570)

Total distributions to shareholders	(1,485,266)	(6,289,104)	—	(35,210,570)

Capital share transactions:
Proceeds from shares sold	22,398,438	229,469,776	196,160,470	93,261,797
Reinvestment of distributions	1,470,033	6,267,323	—	34,929,459
Cost of shares redeemed	(85,669,884)	(332,565,005)	(89,587,667)	(382,653,610)
Net assets acquired in tax-free reorganization	—	57,527,532	—	—
Redemption fees	5,455	377,381	117,387	58,996

Net increase (decrease) in net assets derived from capital share transactions	(61,795,958)	(38,922,993)	106,690,190	(254,403,358)

Total increase (decrease) in net assets	62,299,146	(554,929,328)	312,435,972	(694,824,176)

NET ASSETS:

Beginning of period	$302,111,517	$857,040,845	$263,406,041	$958,230,217

End of period	$364,410,663	$302,111,517	$575,842,013	$263,406,041

Accumulated net investment income (loss)	$1,472,102	$(1,310,871)	$259,085	$(449,668)

Capital share transactions are as follows:
Shares issued	995,748	6,387,777	8,468,503	3,729,727
Shares reinvested	55,327	339,661	—	1,992,553
Shares redeemed	(4,179,412)	(12,551,748)	(4,094,955)	(12,454,638)
Shares issued in tax-free reorganization	—	1,729,741	—	—

Net increase (decrease) from capital share transactions	(3,128,337)	(4,094,569)	4,373,548	(6,732,358)

*	Fund commenced operations on May 1, 2008.

**	Fund commenced operations on April 27, 2009.

Notes to Financial Statements are an integral part of this Statement.

Statements of Changes in Net Assets

Driehaus International		Driehaus Global		Driehaus Mid Cap	Driehaus Large Cap
Small Cap Growth Fund		Growth Fund		Growth Fund	Growth Fund
			For the period	For the period	For the period
For the year	For the year	For the year	May 1, 2008	April 27, 2009	April 27, 2009
ended	ended	ended	through	through	through
December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008*	December 31, 2009**	December 31, 2009**

$(792,614)	$(1,089,943)	$(285,533)	$(63,822)	$(104,566)	$(59,644)

21,848,692	(85,988,350)	(985,638)	(3,686,534)	2,093,891	1,382,973

47,707,195	(32,423,430)	12,533,715	(3,356,876)	2,949,104	2,895,405

68,763,273	(119,501,723)	11,262,544	(7,107,232)	4,938,429	4,218,734

—	(128,410)	—	—	—	—
—	(6,358,378)	—	—	(1,,323,047)	(436,275)

—	(6,486,788)	—	—	(1,323,047)	(436,275)

38,026,172	117,731,851	16,563,936	22,370,503	10,817,841	11,038,064
—	6,465,019	—	—	1,264,383	432,420
(17,220,177)	(30,134,685)	(2,083,320)	(707,190)	(877,188)	(1,378,140)

—	—	—	—	—	—
5,229	8,050	494	1,033	489	323

20,811,224	94,070,235	14,481,110	21,664,346	11,205,525	10,092,667

89,574,497	(31,918,276)	25,743,654	14,557,114	14,820,907	13,875,126

$111,445,799	$143,364,075	$14,557,114	$—	$—	$—

$201,020,296	$111,445,799	$40,300,768	$14,557,114	$14,820,907	$13,875,126

$884,310	$(1,242,864)	$(253,514)	$—	$13,038	$1,291

6,661,227	13,298,606	2,778,119	3,019,934	1,247,215	1,250,021
—	1,293,004	—	—	108,717	36,246
(2,983,422)	(4,837,172)	(392,000)	(95,784)	(81,937)	(124,287)

—	—	—	—	—	—

3,677,805	9,754,438	2,386,119	2,924,150	1,273,995	1,161,980

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund
Financial Highlights

	For the year		For the year	For the year		For the year	For the year
	ended		ended	ended		ended	ended
	December 31,		December 31,	December 31,		December 31,	December 31,
	2009		2008	2007		2006	2005

Net asset value, beginning of period	$18.28		$41.55	$39.35		$41.20	$31.67

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.00	~	(0.06)	(0.03)		(0.21)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	9.02		(22.85)	12.19		6.82	13.78

Total income (loss) from investment operations	9.02		(22.91)	12.16		6.61	13.80

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.11)		—	(0.13)		—	(0.04)
Distributions from capital gains	—		(0.38)	(9.83)		(8.47)	(4.23)

Total distributions	(0.11)		(0.38)	(9.96)		(8.47)	(4.27)

Redemption fees added to paid-in capital	0.00	~	0.02	0.00	~	0.01	0.00	~

Net asset value, end of period	$27.19		$18.28	$41.55		$39.35	$41.20

Total Return	49.28%		(55.07)%	32.32%		16.41%	43.97%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$364,411		$302,112	$857,041		$639,751	$603,249
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.75%		1.65%	1.63%		1.74%	1.82%
Ratio of net expenses to average net assets	1.74	%#	1.64%#	1.59	%#	1.68%#	1.77	%#
Ratio of net investment income (loss) to average net assets	0.07	%#	(0.07) %#	(0.28)	%#	(0.50) %#	(0.02)	%#
Portfolio turnover	145.30%		188.22%	217.86%		216.29%	180.42%

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund
Financial Highlights

	For the year	For the year		For the year	For the year	For the year
	ended	ended		ended	ended	ended
	December 31,	December 31,		December 31,	December 31,	December 31,
	2009	2008		2007	2006	2005

Net asset value, beginning of period	$17.19	$43.45		$39.09	$28.29	$23.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05)	(0.08)		(0.09)	(0.07)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	12.09	(23.53)		16.00	11.68	8.83

Total income (loss) from investment operations	12.04	(23.61)		15.91	11.61	8.87

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—		—	—	(0.08)
Distributions from capital gains	—	(2.65)		(11.56)	(0.84)	(3.51)

Total distributions	—	(2.65)		(11.56)	(0.84)	(3.59)

Redemption fees added to paid-in capital	0.01	0.00	~	0.01	0.03	0.01

Net asset value, end of period	$29.24	$17.19		$43.45	$39.09	$28.29

Total Return	70.10%	(54.45)%		42.36%	41.22%	38.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$575,842	$263,406		$958,230	$788,791	$241,587
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.78%	1.77%		1.74%	1.83%	2.07%
Ratio of net expenses to average net assets	1.75%#	1.75	%#	1.69%#	1.78%#	2.01%#
Ratio of net investment income (loss) to average net assets	(0.30) %#	(0.19)	%#	(0.22) %#	(0.32) %#	(0.02) %#
Portfolio turnover	274.70%	313.25%		165.07%	181.01%	349.69%

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund
Financial Highlights

	For the year		For the year		For the period
	ended		ended		September 17, 2007
	December 31,		December 31,		through
	2009		2008		December 31, 2007

Net asset value, beginning of period	$4.93		$11.14		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02)		(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.73		(5.90)		1.84

Total income (loss) from investment operations	2.71		(5.91)		1.82

LESS DISTRIBUTIONS:
Dividends from net investment income	—		(0.01)		(0.10)
Distributions from capital gains	—		(0.29)		(0.61)

Total distributions	—		(0.30)		(0.71)

Redemption fees added to paid-in capital	0.00	~	0.00	~	0.03

Net asset value, end of period	$7.64		$4.93		$11.14

Total Return	55.17%		(53.12)%		18.88	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$201,020		$111,446		$143,364
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.87%		1.88%		1.94	%*
Ratio of net expenses to average net assets	1.85	%+#	1.83	%+#	1.90	%*+#
Ratio of net investment income (loss) to average net assets	(0.54)	%+#	(0.71)	%+#	(0.83)	%*+#
Portfolio turnover	264.82%		270.74%		100.45	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. PNC Global Investment Servicing (U.S.) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, September 17, 2007. The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until September 16, 2010. Fund expenses were reimbursed for expenses exceeding the 2.00% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund
Financial Highlights

	For the year		For the period
	ended		May 1, 2008
	December 31,		through
	2009		December 31, 2008

Net asset value, beginning of period	$4.98		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.05)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.66		(5.00)

Total income (loss) from investment operations	2.61		(5.02)

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—
Distributions from capital gains	—		—

Total distributions	—		—

Redemption fees added to paid-in capital	0.00	~	0.00	~

Net asset value, end of period	$7.59		$4.98

Total Return	52.41%		(50.20)	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$40,301		$14,557
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	2.34%		3.94	%*
Ratio of net expenses to average net assets	2.00	%+#	2.00	%*+#
Ratio of net investment loss to average net assets	(1.09)	%+#	(0.86)	%*+#
Portfolio turnover	118.66%		73.59	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. PNC Global Investment Servicing (U.S.) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 1, 2008. The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until April 30, 2011. Fund expenses were reimbursed for expenses exceeding the 2.00% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mid Cap Growth Fund
Financial Highlights

	For the period
	April 27, 2009
	through
	December 31, 2009

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.08)
Net realized and unrealized gain on investments	2.85

Total income from investment operations	2.77

LESS DISTRIBUTIONS:
Dividends from net investment income	—
Distributions from capital gains	(1.14)

Total distributions	(1.14)

Redemption fees added to paid-in capital	0.00	~

Net asset value, end of period	$11.63

Total Return	27.66	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$14,821
Ratio of expenses before reimbursements and waivers to average net assets	2.82	%*
Ratio of net expenses to average net assets	1.75	%*+
Ratio of net investment loss to average net assets	(1.15)	%*+
Portfolio turnover	208.06	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. PNC Global Investment Servicing (U.S.) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, April 27, 2009. The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.75% of average daily net assets until April 26, 2012.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Large Cap Growth Fund
Financial Highlights

	For the period
	April 27, 2009
	through
	December 31, 2009

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.05)
Net realized and unrealized gain on investments	2.36

Total income from investment operations	2.31

LESS DISTRIBUTIONS:
Dividends from net investment income	—
Distributions from capital gains	(0.37)

Total distributions	(0.37)

Redemption fees added to paid-in capital	0.00	~

Net asset value, end of period	$11.94

Total Return	23.14	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$13,875
Ratio of expenses before reimbursements and waivers to average net assets	2.72	%*
Ratio of net expenses to average net assets	1.75	%*+
Ratio of net investment loss to average net assets	(0.67)	%*+
Portfolio turnover	142.25	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. PNC Global Investment Servicing (U.S.) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, April 27, 2009. The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.75% of average daily net assets until April 26, 2012.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds
Notes to Financial Statements

A.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is a registered management investment company, organized as a Delaware statutory trust, with seven separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The six series (“Funds” or each a “Fund”) included in this report are as follows:

Fund	Commencement of Operations

Driehaus International Discovery Fund	12/31/98
Driehaus Emerging Markets Growth Fund	12/31/97
Driehaus International Small Cap Growth Fund	09/17/07
Driehaus Global Growth Fund	05/01/08
Driehaus Mid Cap Growth Fund	04/27/09
Driehaus Large Cap Growth Fund	04/27/09

The investment objective of each Fund is to maximize capital appreciation.

The Driehaus International Discovery Fund seeks to achieve its objective by generally investing in equity securities of small to mid-size foreign companies; however, the Fund may shift its focus toward large cap foreign stocks when market conditions suggest doing so will help the Fund achieve its objective.

The Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in equity securities of emerging markets companies.

The Driehaus International Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics.

The Driehaus Global Growth Fund seeks to achieve its objective by investing primarily in equity securities of both U.S. and non-U.S. companies exhibiting strong growth characteristics.

The Driehaus Mid Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of mid capitalization U.S. companies exhibiting strong growth characteristics.

The Driehaus Large Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of large capitalization U.S. companies exhibiting strong growth characteristics.

Fiscal Year End

The fiscal year end for the Funds is December 31.

Securities Valuation and Transactions

Equity securities are valued at the last sale price as of the close of the appropriate exchange or other designated time. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the United States market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region.

Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date or as soon as the information is available. Income and expenses are accrued daily.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Fund’s net assets as of December 31, 2009 is as follows:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
Fund	December 31, 2009	Price	Input	Input

Driehaus International Discovery Fund
Equity Securities
Traded in the U.S. (including securities of foreign companies traded on U.S. exchanges)	$64,524,076	$64,524,076	$—	$—
Traded on Foreign Exchanges in U.S. time zones in the following countries:
Brazil and Canada	31,757,228	31,757,228	—	—
Traded on Foreign Exchanges in non- U.S. time zones in the following countries: Australia, China, Denmark, France, Germany, Greece, India, Indonesia, Ireland, Italy, Japan, Netherlands, Norway, Russia, South Africa, South Korea, Sweden, Turkey and the United Kingdom	255,974,132	—	255,974,132	—

Total Investments	$352,255,436	$96,281,304	$255,974,132	$—

Foreign currency forward contracts**	$5,291	$—	$5,291	$—

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
Fund	December 31, 2009	Price	Input	Input

Driehaus Emerging Markets Growth Fund
Equity Securities
Traded in the U.S. (including securities of foreign companies traded on U.S. exchanges)	$91,023,877	$91,023,877	$—	$—
Traded on Foreign Exchanges in U.S. time zones in the following countries:
Brazil, Canada and Mexico	70,795,457	70,795,457	—	—
Traded on Foreign Exchanges in non- U.S. time zones in the following countries: China, Egypt, India, Indonesia, Israel, Kazakhstan, Malaysia, Philippines, Russia, South Africa, South Korea, Sweden, Taiwan, Thailand, Turkey and the United Kingdom	375,381,279	24,445,963	350,935,316	—

Total Investments	$537,200,613	$186,265,297	$350,935,316	$—

Foreign currency forward contracts**	$(30,492)	$—	$(30,492)	$—

Driehaus International Small Cap Growth Fund
Equity Securities
Traded in the U.S. (including securities of foreign companies traded on U.S. exchanges)	$10,197,727	$10,197,727	$—	$—
Traded on Foreign Exchanges in U.S. time zones in the following countries:
Brazil, Canada and Mexico	30,083,815	30,083,815	—	—
Traded on Foreign Exchanges in non- U.S. time zones in the following countries: Australia, Austria, China, Denmark, Finland, France, Germany, Indonesia, Ireland, Italy, Japan, Norway, Singapore, South Africa, South Korea, Spain, Switzerland, Taiwan, Thailand and the United Kingdom	148,281,452	7,208,342	141,073,110	—

Total Investments	$188,562,994	$47,489,884	$141,073,110	$—

Foreign currency forward contracts **	$(49,571)	$—	$(49,571)	$—

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
Fund	December 31, 2009	Price	Input	Input

Driehaus Global Growth Fund
Equity Securities
Traded in the U.S. (including securities of foreign companies traded on U.S. exchanges)	$27,430,048	$27,430,048	$—	$—
Traded on Foreign Exchanges in U.S. time zones in the following countries:
Brazil and Canada	2,654,134	2,654,134	—	—
Traded on Foreign Exchanges in non- U.S. time zones in the following countries: Australia, China, France, Germany, Japan, Netherlands, Russia, Sweden and the United Kingdom	8,971,385	—	8,971,385	—

Total Investments	$39,055,567	$30,084,182	$8,971,385	$—

Driehaus Mid Cap Growth Fund
Total Investments*	$14,675,407	$14,675,407	$—	$—

Driehaus Large Cap Growth Fund
Total Investments*	$13,672,724	$13,672,724	$—	$—

*	See Schedule of Investments for industry breakout.
**	These are derivative instruments not reflected on the Schedule of Investments, which reflects the unrealized appreciation (depreciation) on the forward contracts (see Note C in the Notes to Financial Statements).

Federal Income Taxes

No provision is made for Federal income taxes since each Fund has elected or will elect to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve each Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2009, 2008, 2007 and 2006 remain open to Federal and state audit. As of December 31, 2009, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund’s financial statements for uncertain tax provisions. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and regulations that exist in the foreign markets in which they invest.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

For the year ended December 31, 2009, reclassifications were recorded to undistributed net investment income, undistributed net realized foreign exchange loss and undistributed net realized gain for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies, net operating losses and capital loss carryforwards expiring. Results of operations and net assets were not affected by these reclassifications.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

		Driehaus	Driehaus
	Driehaus	Emerging	International	Driehaus	Driehaus	Driehaus
	International	Markets	Small Cap	Global	Mid Cap	Large Cap
	Discovery	Growth	Growth	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund

Undistributed ordinary income	$4,051,932	$1,868,588	$2,919,788	$32,019	$117,604	$60,935
Undistributed net realized gain	20,787,398	(1,868,588)	(2,919,788)	(32,019)	(959,359)	(1,194,130)
Paid-in capital	(24,839,330)	—	—	—	841,755	1,133,195

During the year ended December 31, 2009, Driehaus International Discovery Fund did not utilize any capital loss carryforwards and as of December 31, 2009, the Fund had capital loss carryforwards of $9,743,487 expiring in 2015, $213,067,553 expiring in 2016 and $109,113,076 expiring in 2017. During the year ended December 31, 2009, Driehaus Emerging Markets Growth Fund utilized $8,053,435 of capital loss carryforwards and as of December 31, 2009, had capital loss carryforwards of $27,303,673 expiring in 2016. During the year ended December 31, 2009, Driehaus International Small Cap Growth Fund did not utilize any capital loss carryforwards and as of December 31, 2009, had capital loss carryforwards of $49,224,617 expiring in 2016 and $18,265,261 expiring in 2017. During the year ended December 31, 2009, Driehaus Global Growth Fund did not utilize any capital loss carryforwards and as of December 31, 2009, had capital loss carryforwards of $1,361,937 expiring in 2016 and $2,432,946 expiring in 2017. To the extent that the Funds realize future net capital gains, those capital gains will be offset by any unused capital loss carryforwards subject to the limitations described below. For the year ended December 31, 2009, none of the Funds had any realized post-October capital losses. Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus International Small Cap Growth Fund and Driehaus Global Growth Fund realized post-October foreign currency losses of $17,497, $816,593, $116,310 and $9,990, respectively, which were deferred for tax purposes and were recognized on January 1, 2010.

Included in the capital loss carryforward amounts stated above are capital losses that Driehaus International Discovery Fund inherited from its merger with Driehaus International Equity Yield Fund on September 19, 2008 of approximately $9,743,487, which may be applied against any realized net taxable capital gains in future years. Section 382 of the Code imposes certain limitations that will likely reduce the Fund’s ability to use these capital loss carryforwards. Driehaus International Discovery Fund had capital loss carryforwards of $24,839,330 which expired in 2009.

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows:

		Driehaus	Driehaus
	Driehaus	Emerging	International	Driehaus	Driehaus	Driehaus
	International	Markets	Small Cap	Global	Mid Cap	Large Cap
	Discovery	Growth	Growth	Growth	Growth	Growth
Distributions Paid from:	Fund	Fund	Fund	Fund	Fund	Fund

Ordinary income	$1,485,266	$—	$—	$—	$1,276,530	$305,345
Net long-term capital gain	—	—	—	—	46,517	130,930

Total distributions paid	$1,485,266	$—	$—	$—	$1,323,047	$436,275

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

	Driehaus	Driehaus	Driehaus	Driehaus
	International	Emerging	International	Global
	Discovery	Markets Growth	Small Cap Growth	Growth
Distributions paid from:	Fund	Fund	Fund	Fund*

Ordinary income	$2,740,636	$8,784,555	$5,995,724	$—
Net long-term capital gain	3,548,468	26,426,015	491,064	—

Total distributions paid	$6,289,104	$35,210,570	$6,486,788	$—

*	Driehaus Global Growth Fund commenced operations on May 1, 2008.

As of December 31, 2009, the components of net assets on a tax basis were as follows:

		Driehaus	Driehaus
	Driehaus	Emerging	International	Driehaus	Driehaus	Driehaus
	International	Markets	Small Cap	Global	Mid Cap	Large Cap
	Discovery	Growth	Growth	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund

Undistributed ordinary income	$6,325,330	$12,331,984	$1,697,301	$147,359	$211,810	$390
Undistributed long-term capital gain	—	—	—	—	103,449	20,771

Accumulated earnings	$6,325,330	$12,331,984	$1,697,301	$147,359	$315,259	$21,161
Paid-in capital	609,545,022	503,236,974	232,772,449	36,070,783	12,047,280	11,225,862
Accumulated capital and other losses	(331,941,613)	(28,120,266)	(67,606,188)	(3,804,873)	—	—
Unrealized appreciation (depreciation) on foreign currency	(2,395)	39,574	23,292	4,939	—	—
Unrealized appreciation on investments	80,484,319	88,353,747	34,133,442	7,882,560	2,458,368	2,628,103

Net assets	$364,410,663	$575,842,013	$201,020,296	$40,300,768	$14,820,907	$13,875,126

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark-to-market.

Foreign Currency Translation

Foreign currency and equity securities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Funds had no portfolio hedges during the year ended December 31, 2009.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Use of Estimates

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

New Accounting Pronouncements

On June 30, 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification (ASC) and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing, non-grandfathered, non-Securities and Exchange Commission accounting and reporting standards. The ASC did not change GAAP, but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC did not have a material effect on the Funds’ financial statements.

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, and provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the ASU requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the ASU is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Funds are evaluating the implications of the ASU and the impact to the financial statements.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through February 26, 2010, the date the financial statements were effectively issued, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

B.	INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, the President of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives monthly fees. Driehaus International Discovery Fund pays the Adviser an annual management fee on a monthly basis computed and accrued daily as follows: 1.50% on the first $500 million of average daily net assets, 1.35% on the next $500 million and 1.25% of average daily net assets in excess of $1 billion. Driehaus Emerging Markets Growth Fund and Driehaus International Small Cap Growth Fund each pay the Adviser a monthly fee computed and accrued daily at an annual rate of 1.50% of each Fund’s average daily net assets. Driehaus Global Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of the Fund’s average daily net assets. Driehaus Mid Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.00% of the Fund’s average daily net assets. Driehaus Large Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 0.90% of the Fund’s average daily net assets.

DCM has entered into an agreement to cap Driehaus Emerging Markets Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 2.00% of average daily net assets until November 30, 2011. For a period of three years subsequent to December 1, 2008, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2009, the Fund did not have any fees waived by DCM.

DCM has entered into an agreement to cap Driehaus International Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 2.00% of average daily net assets until September 16, 2010. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2009, DCM waived fees totaling $13,082, all of which was recaptured during the year.

DCM has entered into an agreement to cap Driehaus Global Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 2.00% of average daily net assets until April 30, 2011. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2009, DCM waived fees totaling $103,443 under this agreement, of which $35,307 was recaptured during the year.

DCM has entered into an agreement to cap Driehaus Mid Cap Growth Fund’s and Driehaus Large Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 1.75% of average daily net assets until April 26, 2012. For a period of three years subsequent to the Funds’ commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Funds’ expense ratio remains below the operating expense cap. For the period ended December 31, 2009, DCM waived fees for Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund totaling $65,201 and $56,364, respectively, under this agreement. DCM recaptured $1,567 of the Driehaus Large Cap Growth Fund fees waived during the period.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

The amounts accrued and payable to DCM during the year ended December 31, 2009, are as follows:

		Advisory Fees
		Payable
		(included in Due
Fund	Advisory Fees	to affiliates)

Driehaus International Discovery Fund	$4,702,050	$459,426
Driehaus Emerging Markets Growth Fund	5,856,681	713,138
Driehaus International Small Cap Growth Fund	2,219,968	252,502
Driehaus Global Growth Fund	326,864	69,845
Driehaus Mid Cap Growth Fund*	91,086	10,795
Driehaus Large Cap Growth Fund*	80,678	12,484

*	Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund commenced operations on April 27, 2009.

Certain of the Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are currently used to offset a portion of the Funds’ operating expenses. For the year ended December 31, 2009, these arrangements reduced the expenses of Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus International Small Cap Growth Fund and Driehaus Global Growth Fund by $20,900 (0.4%), $131,324 (1.9%), $26,717 (1.0%) and $506 (0.1%), respectively.

DS LLC is the Funds’ distributor. DS LLC also acts as a broker for the Funds for domestically traded securities. For the year ended December 31, 2009, the Funds paid the following brokerage commissions:

	Total	Commissions	Shares Traded
Fund	Commissions	Paid to DS LLC	through DS LLC

Driehaus International Discovery Fund	$1,761,176	$435,672	9,805,374
Driehaus Emerging Markets Growth Fund	5,014,012	1,010,938	22,931,842
Driehaus International Small Cap Growth Fund	1,532,165	109,718	2,624,078
Driehaus Global Growth Fund	135,707	99,863	2,571,560
Driehaus Mid Cap Growth Fund*	122,166	122,166	2,592,318
Driehaus Large Cap Growth Fund*	47,780	47,780	1,398,478

*	Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund commenced operations on April 27,2009.

A portion of these commissions are, in turn, paid by DS LLC to third parties for clearing and execution services.

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary and bonus. No other officers received compensation from the Funds.

PNC Global Investment Servicing (U.S.) Inc. (“PNC”), an affiliate of The PNC Financial Services Group, Inc., serves as the Funds’ administrative and accounting agent. In compensation for these services, PNC receives the larger of a monthly minimum fee or a monthly fee based upon average net assets. PNC has agreed to waive a portion of its monthly fee for administrative and accounting agent service for the first six months of operations for Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund. For the year ended December 31, 2009, PNC waived $7,500 and $7,500, respectively, for Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund. PNC also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, PNC receives a monthly fee based on shareholder processing activity during the month. PNC has agreed to waive a portion of its monthly fee for transfer agent service for the first two years of operations for Driehaus International Small Cap Growth Fund, Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund. For the period ended December 31, 2009, PNC waived $7,500, $19,500, $24,750 and $24,750, respectively, for Driehaus International Small Cap Growth Fund, Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

C.	DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS

In March 2008, FASB issued “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement is effective for interim periods beginning after November 15, 2008 and was adopted by the Funds as of December 31, 2009. The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why each Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on each Fund’s financial position and results of operations.

The Funds enter into foreign currency forward contracts to facilitate transactions in foreign denominated securities. These forward contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. At December 31, 2009, the Funds had foreign currency forward contracts outstanding under which they are obligated to exchange currencies at specified future dates. The primary risk exposure for these forward contracts is foreign exchange contracts risk. The unrealized appreciation or depreciation on these forward contracts is reflected as a separate line item in the Statements of Assets and Liabilities. At December 31, 2009, the Funds’ currency transactions were limited to transaction hedges.

The following table sets forth each Fund’s realized gains/losses and change in unrealized appreciation/depreciation for the forward currency forward contracts for the year ended December 31, 2009:

		Change in
	Amount of	unrealized	Notional value
	realized gain/(loss)	appreciation/	of foreign
	on foreign	(depreciation) on	currency
	currency forward	foreign currency	forward
Fund	contracts	forward contracts	contracts

Driehaus International Discovery Fund	$13,815	$11,566	$759,000,000
Driehaus Emerging Markets Growth Fund	(1,632,297)	(91,552)	1,546,000,000
Driehaus International Small Cap Growth Fund	(358,749)	(41,793)	699,000,000
Driehaus Global Growth Fund	(18,216)	—	22,000,000
Driehaus Mid Cap Growth Fund	—	—	—
Driehaus Large Cap Growth Fund	—	—	—

The contractual amounts of foreign currency forward contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

D.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended December 31, 2009 were as follows:

Fund	Purchases	Sales

Driehaus International Discovery Fund	$435,309,556	$495,116,723
Driehaus Emerging Markets Growth Fund	1,086,212,797	991,728,828
Driehaus International Small Cap Growth Fund	378,270,203	358,531,829
Driehaus Global Growth Fund	42,831,563	28,736,601
Driehaus Mid Cap Growth Fund*	26,593,866	26,935,036
Driehaus Large Cap Growth Fund*	17,729,129	18,212,847

*	Driehaus Mid Cap Growth Fund and Driehaus Large Cap Growth Fund commenced operations on April 27, 2009.

Driehaus Mutual Funds
Notes to Financial Statements — (Continued)

E.	RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2009, the Funds held no restricted securities.

F.	LINE OF CREDIT

Until October 30,2009, the Funds had a $25 million committed line of credit. This line of credit was available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. The Funds agreed to pay commitment fees computed at a rate of 0.150% per annum on the average daily amount of the available committed line through May 12, 2009. Effective May 13, 2009, the rate per annum was increased to 0.200%. Interest was charged at a rate per annum equal to the Federal Funds Rate in effect at the time of borrowings plus 1%.

G.	RISKS CONCENTRATIONS

To the extent a Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

H.	REDEMPTION FEES

The Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The redemption fees are recorded in paid-in capital.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the Driehaus Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Driehaus International Discovery Fund, the Driehaus Emerging Markets Growth Fund, the Driehaus International Small Cap Growth Fund, the Driehaus Global Growth Fund, the Driehaus Mid Cap Growth Fund, and the Driehaus Large Cap Growth Fund (collectively the “Funds”), comprising the Driehaus Mutual Funds, as of December 31, 2009, and the related statements of operations for the period then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Driehaus Mutual Funds at December 31, 2009, the results of their operations for the period then ended, the changes in their net assets for each of the periods indicated therein and the financial highlights for each of the periods indicated therein in conformity with US generally accepted accounting principles.

Chicago, Illinois

February 26, 2010

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust:

Term of
		Office and		Other
	Position(s)	Length of	Principal	Directorships
Name, Address and	Held with	Time	Occupation(s)	Held by
Year of Birth	the Trust	Served**	During Past 5 Years	Trustee

Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and President	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser.	Driehaus Capital Holdings LLC; Driehaus Enterprise Management, Inc.; The Richard H. Driehaus Foundation and The Richard H. Driehaus Museum
Independent Trustees:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	Chairman of the Board, Commerce National Group (investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	Sinai Health System; Schwab Rehabilitation Hospital

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive — Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	None

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	President of Ludan, Inc. (real estate services specializing in senior housing) since April 2008; Senior Vice President of Sunrise Development, Inc. (senior living) from 2003-2007; Consultant, real estate development prior thereto.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) until the Trustee’s retirement, resignation or death, or (iii) as otherwise specified in the Trust’s governing documents.

Officers of the Trust

The following table sets forth certain information with respect to the other officers of the Trust.

	Position(s)		Principal
Name, Address and	Held with	Length of	Occupation(s)
Year of Birth	the Trust	Time Served	During Past 5 Years

Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	Senior Vice President	Since 2006	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Advisor to Adviser and Distributor from April to September 2006; Chief Executive Officer, Aris Capital Management from 2003-2006.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Vice President, Treasurer and Chief Financial Officer of the Adviser, Distributor and USVI since 2004.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Chief Compliance Officer and Assistant Vice President	Since 2006 Since 2007	Chief Compliance Officer of the Adviser and Distributor since 2006; Senior Attorney with the Adviser since 2003; Attorney with the Adviser since 2000.

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Vice President and Counsel, PNC Global Investment Servicing (U.S.) Inc. (“PNC”) (financial services company) since 2008; Vice President and Associate Counsel, PNC from 2003-2007.

Jeannette L. Lewis 25 East Erie Street Chicago, IL 60611 YOB: 1963	Assistant Secretary	Since 2008	Assistant Secretary of the Adviser and Distributor since 2008; Assistant General Counsel of the Adviser and Distributor since 2007; and, from June 2004 through June 2007, Associate Regional Director (Investment Management Examination Program) of the Chicago Regional Office of the U.S. Securities and Exchange Commission, where she had positions of increasing responsibility in both enforcement and regulation since 1988.

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Assistant Vice President and Manager, PNC (financial services company) since 2008; Sr. Regulatory Administrator, PNC from 2007-2008; Regulatory Administrator, PNC from 2004-2007.

The Statement of Additional Information for the Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ending December 31, 2009.

Actual Expenses

The first line of the tables below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus International Discovery Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2009	December 31, 2009	December 31, 2009*

Actual	$1,000	$1,257.70	$9.50

Hypothetical (5% return before expenses)	$1,000	$1,016.79	$8.49

Driehaus Emerging Markets Growth Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2009	December 31, 2009	December 31, 2009*

Actual	$1,000	$1,320.70	$9.83

Hypothetical (5% return before expenses)	$1,000	$1,016.74	$8.54

Driehaus International Small Cap Growth Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2009	December 31, 2009	December 31, 2009*

Actual	$1,000	$1,303.20	$10.22

Hypothetical (5% return before expenses)	$1,000	$1,016.33	$8.94

Fund Expense Examples — (Continued)

Driehaus Global Growth Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2009	December 31, 2009	December 31, 2009*

Actual	$1,000	$1,267.10	$11.43

Hypothetical (5% return before expenses)	$1,000	$1,015.12	$10.16

Driehaus Mid Cap Growth Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2009	December 31, 2009	December 31, 2009*

Actual	$1,000	$1,231.10	$9.84

Hypothetical (5% return before expenses)	$1,000	$1,016.38	$8.89

Driehaus Large Cap Growth Fund

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Six Months Ending
	July 1, 2009	December 31, 2009	December 31, 2009*

Actual	$1,000	$1,188.60	$9.65

Hypothetical (5% return before expenses)	$1,000	$1,016.38	$8.89

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

Driehaus International Discovery Fund	1.67%
Driehaus Emerging Markets Growth Fund	1.68%
Driehaus International Small Cap Growth Fund	1.76%
Driehaus Global Growth Fund	2.00%
Driehaus Mid Cap Growth Fund	1.75%
Driehaus Large Cap Growth Fund	1.75%

Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2009

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Funds’ distributions included capital gain amounts as follows:

		Driehaus	Driehaus
	Driehaus	Emerging	International	Driehaus	Driehaus	Driehaus
	International	Markets	Small Cap	Global	Mid Cap	Large Cap
	Discovery	Growth	Growth	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund

Total long-term gains 20% rate gains	$—	$—	$—	$—	$149,966	$151,701

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

	Driehaus	Driehaus
	Emerging	International	Driehaus	Driehaus	Driehaus
Driehaus	Markets	Small Cap	Global	Mid Cap	Large Cap
International	Growth	Growth	Growth	Growth	Growth
Discovery Fund	Fund	Fund	Fund	Fund	Fund

100.00%	0.00%	0.00%	0.00%	3.18%	31.19%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

	Driehaus	Driehaus
Driehaus	Emerging	International	Driehaus	Driehaus	Driehaus
International	Markets	Small Cap	Global	Mid Cap	Large Cap
Discovery Fund	Growth Fund	Growth Fund	Growth Fund	Growth Fund	Growth Fund

0.00%	0.00%	0.00%	0.00%	3.38%	22.54%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2009 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Fund’s website at http://www.driehaus.com.

Board Considerations in Connection with the Annual Review of the
Investment Advisory Agreement

The Board of Trustees of Driehaus Mutual Funds (the “Trust”) approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund (“DEMG”), Driehaus International Discovery Fund (“DIDF”), Driehaus International Small Cap Growth Fund (“DISCG”), Driehaus Global Growth Fund (“DGGF”), Driehaus Mid Cap Growth Fund (“DMCG”) and Driehaus Large Cap Growth Fund (“DLCG”) in September, 2009. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement. After their review of the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services.  The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, including the use of its affiliated broker-dealer to execute portfolio transactions in the U.S. for the Funds, and noted the Adviser’s process for evaluating best execution. The Board reviewed DEMG’s and DIDF’s performance on a net return basis over the 1-, 3- and 5-year and year-to-date periods ended June 30, 2009. Given the relatively recent inception of DISCG (resulting from the conversion of a predecessor limited partnership’s assets in September 2007) and DGGF (on May 1, 2008), the Board considered the performance of these Funds on a net return basis for the 1-year and year-to-date periods ended June 30, 2009. The Board also reviewed performance for DISCG on a net basis for the 3- and 5-year periods ended June 30, 2009 that includes the performance of its predecessor limited partnership. The Board reviewed the performance of DMCG, including that of one of its predecessor limited partnerships (DMCG succeeded to its predecessor limited partnerships’ assets in April 2009), on a net return basis for the 1-, 3-, 5-year and year-to-date periods ended June 30, 2009. The Board also reviewed the performance of DLCG, including that of its predecessor limited partnership (DLCG succeeded to its predecessor limited partnership’s assets in April 2009), over the 1-year and year-to-date periods ended June 30, 2009. Because the predecessor limited partnerships to DISCG, DMCG and DLCG did not operate as mutual funds and were not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of these Funds’ performance information. The Board noted that the Adviser represented that because the Funds’ performance can be volatile over shorter time periods, it was meaningful to analyze the performance of DEMG, DIDF, DISCG and DMCG over rolling time periods to show the consistent out-performance to their benchmark indices. The Board compared short-term and, for DEMG, DIDF, DISCG and DMCG, long-term returns to various agreed-upon performance measures, including market indices and peer groups. Peer group data was compiled from Morningstar, Inc. and Lipper Inc., independent providers of mutual fund data. As DIDF is expected to be reclassified by Lipper Inc. into a new peer group in 2009, the Board reviewed information comparing the Fund’s performance to both its new peer group and its historical peer group. The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser continue to be satisfactory. As to the specific Funds, the Board noted that although DEMG’s short-term performance trailed that of its peer groups, the Fund’s performance was above the median for the 3- and 5-year periods. For DIDF, the Board noted that although the Fund underperformed its new and historical peer groups for the 1-year period, performance for the 3- and 5-year periods approximated median or was above median. The Board noted that DISCG’s performance for the 1-year period was below the median compared to its peer group of funds; however, its net performance, including the performance of its predecessor limited partnership, was favorable in comparison to its Morningstar peer group for the 3- and 5-year periods. The

Board further noted that the short-term performance of DIDF and DISCG had improved, with net performance for the year-to-date period in the top 40% and top 39%, respectively, of their Morningstar peer groups. The Board considered that while DEMG, DIDF and DISCG each underperformed their respective benchmark indices for the 1-year period, they outperformed their respective benchmark indices over the longer-term periods. The Board also noted DEMG’s, DIDF’s and DISCG’s favorable average annualized rolling year performance versus their benchmarks. For DGGF, the Board noted that although the Fund underperformed its peer groups for the 1-year period, the Fund’s performance had improved and net year-to-date performance was in the top 10% of the Morningstar peer group. The Board also considered the short-term underperformance of DMCG and DLCG versus their respective peer groups. For DMCG, the Board noted that the predecessor limited partnership’s net performance would have compared favorably to its Morningstar mutual fund peer group for the 3- and 5-year periods, respectively. Furthermore, the Board noted DMCG’s favorable average annualized rolling year performance versus its benchmark. As to the Funds in general, the Board concluded that the Adviser had consistently implemented its investment philosophy, and that over the long-term, the investment philosophy produces value for shareholders. The Board concluded that during the past contract period, market conditions had not favored this investment style, and the Adviser was making appropriate adjustments to the execution of its philosophy. The Board also noted recent improvements in performance as a result of these adjustments as well as changes in market conditions.

Fees.  The Board considered each Fund’s advisory fee rates, operating expenses and total expense ratio, and compared them to fees and expenses of peer group funds based on data compiled from Lipper Inc. as of June 30, 2009. The information provided to the Board showed that each Fund’s advisory fee rate ranked high as compared to its peer group. However, because of the Funds’ fee structures, total expense ratios are relatively competitive, as they all fall between the 25th and 37th percentile (1st percentile being the highest expense ratio). Although the Funds’ total expense ratios were above the median, the Board noted the Funds’ small asset size and the expense reimbursement arrangements with the Adviser for DEMG, DISCG, DGGF, DMCG and DLCG. The Board also considered the Funds’ advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that: (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Adviser’s obligations for managing the other accounts; and (ii) the advisory fees for the other accounts are less relevant to the Board’s consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s aggressive growth style, which resulted in high portfolio turnover, the substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management and the limited capacity of the investment style.

The Board also noted that the Funds do not have a Rule 12b-1 fee or shareholder service fee, and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Funds without compensation and that DS LLC provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders. The Board also noted that the Adviser’s directed brokerage program had resulted in reducing expenses of DEMG, DIDF and DISCG.

On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Adviser.

Profitability.  The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board concluded that, based on the projected profitability provided for the Trust as well as the Funds individually (noting that DISCG, DGGF, DMCG and DLCG were currently being operated at a loss), the advisory fees appeared to be reasonable.

Economies of Scale.  The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the size of the Funds and the capacity constraints of the investment style, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale, noting the breakpoints in DIDF’s advisory fee schedule.

Other Benefits to the Adviser and its Affiliates.  The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates, including fees received by DS LLC for brokerage services. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Driehaus Mutual Funds
Trustees & Officers
Richard H. Driehaus
President
A.R. Umans
Chairman of the Board
Francis J. Harmon
Trustee
Daniel F. Zemanek
Trustee
Robert H. Gordon
Senior Vice President
Michelle L. Cahoon
Vice President & Treasurer
Janet L. McWilliams
Assistant Vice President &
Chief Compliance Officer
Diane J. Drake
Secretary
Jeannette L. Lewis
Assistant Secretary
William H. Wallace, III
Assistant Secretary
Investment Adviser
Driehaus Capital Management LLC
25 East Erie Street
Chicago, IL 60611
Distributor
Driehaus Securities LLC
25 East Erie Street
Chicago, IL 60611
Administrator
UMB Fund Services, Inc.
803 W. Michigan St.
Milwaukee, WI 53233
Transfer Agent
UMB Fund Services, Inc.
803 W. Michigan St.
Milwaukee, WI 53233
Custodian
UMB Bank, n.a.
928 Grand Blvd.
Kansas City, MO 64106
Annual Report to Shareholders
December 31, 2009
Driehaus Active Income Fund
Distributed by:
Driehaus Securities LLC
This report has been prepared for the shareholders of the
Fund and is not an offering to sell or buy any Fund
securities. Such offering is only made by the Fund’s
prospectus.

Driehaus Active Income Fund — Portfolio Manager’s Letter
Dear Shareholders,
          The Driehaus Active Income Fund (“Fund”) returned 2.87% for the period October 1, 2009 through December 31, 2009. This return was above the performance of the Fund’s benchmark index, the Citigroup 3-Month Treasury Bill Index (the “Benchmark”), which returned 0.03% for the same period. The Fund also outperformed the Barclays Capital U.S. Aggregate Bond Index (the “Index”), which returned 0.20% for the same period. The Fund has changed its fiscal year end from September 30 to December 31.
          Over the period there was continued healing of the credit and equity markets, with fiscal and monetary stimulus effects in full swing. U.S. Gross Domestic Product growth, improving economic metrics and a steadily improving corporate liquidity environment has reduced default risk going forward. We believe the conclusion of 2009 marked the end of a retrenchment phase in the economy and the beginning of a recovery, although the robustness of this recovery is yet to be determined.
          Throughout the period our continued bias was for positive net exposure in the Fund as we remained optimistic on both economic and technical factors within the fixed income markets. Over the period spreads continued to grind tighter. Investment grade spreads tightened 48 basis points to finish the year at 190 basis points over treasuries. High yield spreads closed the year at 639 basis points over treasuries, which is 172 basis points tighter for the period.
          Throughout the period we continued to be active buyers of subordinated debt, hybrids and preferred stock in investment grade companies we are finding attractive and expect this strategy to remain a large part of our portfolio. We have also added senior loans to the Fund. Senior loans are generally structurally superior to other forms of debt and carry little to zero duration, making them attractive in an inflationary environment. A large percentage of the loan universe is trading below par and there is a continued trend to have private debt taken out by public debt. As both the fixed income and equity markets continue to stabilize and spreads tighten, we expect a more pronounced divergence between credit fundamentals of firms and will look to capture this in our pairs trading segment.
          The Fund generated gains across a number of our trading strategies as spreads continued to tighten. Additionally, our interest rate hedge protected the portfolio from the sharp jump in rates. For the period, our directional longs contributed 99 basis points as investment grade and high yield spreads continued to tighten. Capital structure arbitrage trades contributed 97 basis points as many of our investment grade long subordinated versus short senior positions rallied throughout the period. The convertible arbitrage segment gained 34 basis points as new issuance remained scarce and demand for secondary issues stayed strong. The largest detractor from the Fund was our directional shorts, which lost 12 basis points during the period as many of the higher beta credits that we are short rallied sharply into year end. The interest rate hedge contributed 76 basis points during the period as the curve steepened and 10 year yields increased 66 basis points to 3.84% and 30 year yields increased 69 basis points to 4.64%.
          We continue to believe there will be elevated levels of asset volatility, as well as limited capital chasing our trades, thus potentially setting the stage for a healthy investing environment in 2010. As we move into the new year, we believe that benefits from fiscal and monetary stimulus coupled with encouraging economic data will continue to support a net long position for the Fund through at least the first half of 2010.
          We look forward to the new year and thank you for the support and trust you have placed in us.
     Sincerely,

K.C. Nelson
Portfolio Manager
Performance is historical and does not represent future results.

1

Driehaus Active Income Fund
Performance Overview (unaudited)
     The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.
     The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $25,000 investment (minimum investment) in the Fund since November 8, 2005 (the date of the Predecessor Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

			Since Inception
Average Annual Returns as of December 31, 2009	1 Year	3 Years	(11/8/2005 to 12/31/2009)

Driehaus Active Income Fund*	22.12%	7.51%	6.62%
Citigroup 3-Month T-Bill Index**	0.16%	2.22%	2.90%
Barclays Capital U.S. Aggregate Bond Index***	5.93%	6.04%	5.86%
You cannot invest directly in either of these indices.

*	The Driehaus Active Income Fund (the “Fund”) performance shown above includes the performance of the Lotsoff Capital Management Active Income Fund (the “Predecessor Fund”) for the periods before the Fund’s registration statement became effective. The Fund received the assets and liabilities of the Predecessor Fund on June 1, 2009 through a reorganization of the Predecessor Fund into the Fund. The Predecessor Fund was a nondiversified fund that was a series of another management investment company registered under the Investment Company Act of 1940, as amended. The Fund had no prior operating history prior to succeeding to the assets of the Predecessor Fund. The Fund has substantially similar investment objectives, strategies, and policies as the Predecessor Fund. Financial and performance information of the Fund includes the Predecessor Fund information. The returns for the periods prior to October 1, 2006, reflect fee waivers and/or reimbursements without which performance would have been lower.

**	The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3 month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

***	The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, represents securities that are SEC-registered, taxable and dollar denominated. This index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

2

Driehaus Active Income Fund
Schedule of Investments
December 31, 2009

Shares, Principal
Amount, or
Number of
Contracts			Value
	ASSET-BACKED SECURITIES	3.72%

$776,290	321 Henderson Receivables I LLC[1,2]
	0.43% , 9/15/41		$610,427
6,758	Arran Residential Mortgages Funding PLC[1,2]
	0.26% , 9/20/36		6,742
11,118,881	Bear Stearns Asset Backed Securities Trust[2]
	0.29% , 2/25/28		10,014,365
703,337	Citigroup Mortgage Loan Trust, Inc.[2]
	0.30% , 1/25/37		439,539
302,947	Citigroup Mortgage Loan Trust, Inc.[2]
	0.31% , 1/25/37		263,143
122,988	Countrywide Asset-Backed Certificates[2]
	0.47% , 4/25/34		96,166
22,640,804	Fannie Mae REMICS[2]
	0.55% , 6/25/36		22,450,938
12,390,905	Freddie Mac REMICS[2]
	0.43% , 1/15/35		12,236,217
666,959	JP Morgan Alternative Loan Trust[2]
	0.29% , 3/25/37		538,468
244,534	Merrill Lynch Mortgage Investors, Inc.[2]
	0.70% , 8/25/35		171,148

	TOTAL ASSET-BACKED SECURITIES (Cost $47,370,215)		46,827,153

	BANK LOANS	1.76%

	Auto Manufacturers	1.49%
20,000,000	Chrysler Financial Services, Term Loan
	6.50% , 8/5/13		18,740,000

	Cosmetics/Personal Care	0.19%
4,000,000	American Safety Razor, Term Loan
	6.25% , 1/28/14		2,480,000

	Healthcare-Services	0.08%
1,000,000	Alliance Healthcare Services, Term Loan
	5.50% , 6/1/16		987,080

	TOTAL BANK LOANS (Cost $22,857,232)		22,207,080

See accompanying Notes to Financial Statements.

3

Driehaus Active Income Fund
Schedule of Investments
December 31, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts			Value
	CORPORATE BONDS	42.37%

	Aerospace & Defense	1.03%
$5,000,000	BAE Systems Holdings, Inc.[1]
	6.38% , 6/1/19		$5,387,925
7,000,000	Goodrich Corp.
	6.13% , 3/1/19		7,574,861

			12,962,786

	Agriculture	2.85%
18,000,000	Altria Group, Inc.
	9.70% , 11/10/18		22,285,764
12,000,000	Philip Morris International, Inc.
	6.88% , 3/17/14		13,609,968

			35,895,732

	Banks	7.53%
15,000,000	Goldman Sachs Group, Inc.
	6.00% , 5/1/14		16,422,210
5,000,000	JPMorgan Chase & Co.
	4.65% , 6/1/14		5,272,435
36,313,000	JPMorgan Chase & Co.[2]
	7.90% , 4/29/49		37,577,927
16,000,000	Morgan Stanley
	7.30% , 5/13/19		17,997,904
16,350,000	Wells Fargo Capital XV2
	9.75% , 12/31/49		17,576,250

			94,846,726

	Beverages	0.46%
5,000,000	Anheuser-Busch InBev Worldwide, Inc.[1]
	7.75% , 1/15/19		5,863,765

	Computers	0.67%
8,000,000	Dell, Inc.
	5.65% , 4/15/18		8,395,168

	Diversified Financial Services	9.10%
9,000,000	American Express Co.
	8.13% , 5/20/19		10,683,675
See accompanying Notes to Financial Statements.

4

Driehaus Active Income Fund
Schedule of Investments
December 31, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts			Value
	CORPORATE BONDS (continued)
$13,273,000	American Express Co.[2]
	6.80% , 9/1/66		$12,012,065
8,000,000	Caterpillar Financial Services Corp.
	6.13% , 2/17/14		8,948,528
4,500,000	Caterpillar Financial Services Corp.
	7.15% , 2/15/19		5,212,665
5,000,000	Fibria Overseas Finance Ltd.[1,3] (Cayman Islands)
	9.25% , 10/30/19		5,637,500
9,000,000	Ford Motor Credit Co. LLC
	7.38% , 2/1/11		9,185,814
5,000,000	General Electric Capital Corp.
	4.80% , 5/1/13		5,230,355
3,500,000	General Electric Capital Corp.
	5.90% , 5/13/14		3,787,396
6,725,000	General Electric Capital Corp.
	5.63% , 5/1/18		6,902,782
7,500,000	General Electric Capital Corp.
	6.88% , 1/10/39		7,769,858
16,640,000	General Electric Capital Corp.[2]
	6.38% , 11/15/67		14,539,200
5,600,000	Goldman Sachs Capital I
	6.35% , 2/15/34		5,258,646
10,800,000	Jefferies Group, Inc.
	8.50% , 7/15/19		11,825,341
5,000,000	SLM Corp.[2]
	0.44% , 7/26/10		4,894,085
3,824,000	Textron Financial Corp.[1,2]
	6.00% , 2/15/67		2,738,940

			114,626,850

	Insurance	3.60%
29,500,000	Chubb Corp.[2]
	6.38% , 3/29/67		27,730,000
2,000,000	Teachers Insurance & Annuity Association of America[1]
	6.85% , 12/16/39		2,074,166
17,000,000	Travelers Cos., Inc.[2]
	6.25% , 3/15/37		15,508,573

			45,312,739

See accompanying Notes to Financial Statements.

5

Driehaus Active Income Fund
Schedule of Investments
December 31, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts			Value
	CORPORATE BONDS (continued)

	Iron/Steel	3.76%
$13,000,000	Allegheny Technologies, Inc.
	9.38% , 6/1/19		$14,987,817
5,000,000	ArcelorMittal[3] (Switzerland)
	5.38% , 6/1/13		5,280,355
25,625,000	ArcelorMittal[3] (Switzerland)
	7.00% , 10/15/39		27,067,764

			47,335,936

	Lodging	1.50%
7,000,000	Hyatt Hotels Corp.[1]
	6.88% , 8/15/19		7,004,165
11,860,000	MGM MIRAGE
	8.50% , 9/15/10		11,860,000

			18,864,165

	Machinery — Construction & Mining	1.36%
14,000,000	Caterpillar, Inc.
	7.90% , 12/15/18		17,107,552

	Media	0.25%
600,000	Clear Channel Worldwide Holdings, Inc.[1]
	9.25% , 12/15/17		615,000
2,400,000	Clear Channel Worldwide Holdings, Inc.[1]
	9.25% , 12/15/17		2,484,000

			3,099,000

	Miscellaneous Manufacturing	1.09%
12,000,000	Eaton Corp.
	6.95% , 3/20/19		13,703,640

	Oil & Gas	3.73%
7,000,000	Anadarko Petroleum Corp.
	8.70% , 3/15/19		8,721,895
1,000,000	Hess Corp.
	6.00%, 1/15/40		993,665
6,200,000	Sunoco, Inc.
	5.75% , 1/15/17		6,277,339
See accompanying Notes to Financial Statements.

6

Driehaus Active Income Fund
Schedule of Investments
December 31, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts			Value
	CORPORATE BONDS (continued)
$13,000,000	Tesoro Corp.
	6.63% , 11/1/15		$12,415,000
7,500,000	Valero Energy Corp.
	6.63% , 6/15/37		7,058,872
9,000,000	Valero Energy Corp.
	10.50% , 3/15/39		11,594,394

			47,061,165

	Oil & Gas Services	0.42%
5,000,000	Weatherford International Ltd.[3] (Switzerland)
	5.15% , 3/15/13		5,239,985

	Pharmaceuticals	0.47%
6,000,000	Mead Johnson Nutrition Co.[1]
	4.90% , 11/1/19		5,960,412

	Pipelines	0.31%
4,250,000	Oneok, Inc.
	6.00% , 6/15/35		3,979,088

	Retail	2.93%
13,000,000	Best Buy Co., Inc.
	6.75% , 7/15/13		14,292,993
11,325,000	CVS Caremark Corp.[2]
	6.30% , 6/1/62		9,773,022
12,000,000	Home Depot, Inc.
	5.25% , 12/16/13		12,858,156

			36,924,171

	Telecommunications	1.31%
10,000,000	Telecom Italia Capital S.A.[3] (Italy)
	7.18% , 6/18/19		11,168,080
5,000,000	Verizon New England, Inc.
	6.50% , 9/15/11		5,331,435

			16,499,515

	TOTAL CORPORATE BONDS (Cost $481,654,992)		533,678,395

See accompanying Notes to Financial Statements.

7

Driehaus Active Income Fund
Schedule of Investments
December 31, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts			Value
	CONVERTIBLE CORPORATE BONDS	21.12%

	Airlines	1.51%
$20,900,000	UAL Corp.
	5.00% , 2/1/21		$19,019,000

	Auto Manufacturers	0.45%
4,500,000	Ford Motor Co.
	4.25% , 11/15/16		5,664,375

	Biotechnology	2.91%
19,170,000	Amylin Pharmaceuticals, Inc.
	2.50% , 4/15/11		18,427,162
15,382,000	Life Technologies Corp.
	3.25% , 6/15/25		18,227,670

			36,654,832

	Building Materials	0.45%
4,988,000	Trex Co., Inc.
	6.00% , 7/1/12		5,692,555

	Commercial Services	0.10%
750,000	Hertz Global Holdings, Inc.
	5.25% , 6/1/14		1,226,250

	Computers	0.94%
14,170,000	SanDisk Corp.
	1.00% , 5/15/13		11,885,088

	Distribution/Wholesale	0.17%
2,150,000	School Specialty, Inc.[2]
	3.75% , 8/1/23		2,120,438

	Electrical Components & Equipment	0.74%
6,935,000	SunPower Corp.
	1.25% , 2/15/27		6,016,112
4,075,000	Suntech Power Holdings Co., Ltd.[3] (China)
	3.00% , 3/15/13		3,249,813

			9,265,925

See accompanying Notes to Financial Statements.

8

Driehaus Active Income Fund
Schedule of Investments
December 31, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts			Value
	CONVERTIBLE CORPORATE BONDS (continued)

	Entertainment	2.04%
$21,000,000	International Game Technology[1]
	3.25% , 5/1/14		$25,698,750

	Food	0.38%
4,600,000	Tyson Foods, Inc.
	3.25% , 10/15/13		4,761,000

	Lodging	0.41%
5,000,000	Gaylord Entertainment Co.[1]
	3.75% , 10/1/14		5,118,750

	Miscellaneous Manufacturing	0.42%
5,000,000	Griffon Corp.[1]
	4.00% , 1/15/17		5,293,750

	Pharmaceuticals	1.35%
1,000,000	Cephalon, Inc.
	2.50% , 5/1/14		1,121,250
17,100,000	King Pharmaceuticals, Inc.
	1.25% , 4/1/26		15,924,375

			17,045,625

	Real Estate Investment Trusts	2.14%
14,000,000	Boston Properties LP1
	3.63% , 2/15/14		13,947,500
7,500,000	Host Hotels & Resorts LP1
	2.50% , 10/15/29		8,053,125
9,000,000	iStar Financial, Inc.[2]
	0.79% , 10/1/12		4,961,700

			26,962,325

	Retail	1.49%
15,000,000	RadioShack Corp.[1]
	2.50% , 8/1/13		16,856,250
1,500,000	Regis Corp.
	5.00% , 7/15/14		1,856,250

			18,712,500

See accompanying Notes to Financial Statements.

9

Driehaus Active Income Fund
Schedule of Investments
December 31, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts			Value
	CONVERTIBLE CORPORATE BONDS (continued)

	Semiconductors	2.87%
$16,960,000	LDK Solar Co., Ltd.[3] (China)
	4.75% , 4/15/13		$12,656,400
21,100,000	ON Semiconductor Corp.
	2.63% , 12/15/26		23,552,875

			36,209,275

	Telecommunications	2.75%
16,625,000	NII Holdings, Inc.
	3.13% , 6/15/12		15,336,562
16,250,000	Virgin Media, Inc.[1]
	6.50% , 11/15/16		19,337,500

			34,674,062

	TOTAL CONVERTIBLE CORPORATE BONDS (Cost $234,170,513)		266,004,500

	U.S. GOVERNMENT AND AGENCY SECURITIES	6.85%

20,000,000	Federal Home Loan Banks
	1.38% , 5/16/11		20,147,760
1,593,787	Freddie Mac Non Gold Pool[2]^
	3.08% , 6/1/34		1,635,554
62,102,000	United States Treasury Inflation Indexed Bonds
	3.50% , 1/15/11		64,493,921

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $85,323,712)		86,277,235

	COMMON STOCK	0.37%

	Auto Parts & Equipment	0.08%
14,083	Lear Corp.*		952,574

	Real Estate Investment Trusts	0.29%
74,000	Digital Realty Trust, Inc.		3,720,720

	TOTAL COMMON STOCK (Cost $3,529,777)		4,673,294

	CONVERTIBLE PREFERRED STOCK	4.25%

	Auto Manufacturers	0.51%
159,916	Ford Motor Co. Capital Trust II
	6.50% , 1/15/32		6,377,450
See accompanying Notes to Financial Statements.

10

Driehaus Active Income Fund
Schedule of Investments
December 31, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts			Value
	CONVERTIBLE PREFERRED STOCK (continued)

	Banks	0.55%
45,000	Citigroup, Inc.
	7.50% , 12/15/12		$4,695,300
2,500	Wells Fargo & Co.
	7.50% , 12/31/49		2,295,000

			6,990,300

	Diversified Financial Services	0.98%
1,045,000	Dole Food Automatic Common Exchange Security Trust[1]
	7.00% , 11/1/12		12,360,365

	Mining	2.21%
241,250	Freeport-McMoRan Copper & Gold, Inc.
	6.75% , 5/1/10		27,792,000

	TOTAL CONVERTIBLE PREFERRED STOCK (Cost $32,338,497)		53,520,115

	PREFERRED STOCKS	4.89%

	Banks	0.67%
324,000	BB&T Capital Trust VII
	8.10% , 11/1/64		8,375,400

	Food	2.02%
245	HJ Heinz Finance Co.[1]
	8.00% , 7/15/13		25,480,000

	Telecommunications	2.20%
27,242	Centaur Funding Corp.[1,3] (United Kingdom)
	9.08% , 4/21/20		27,752,787

	TOTAL PREFERRED STOCKS (Cost $59,064,330)		61,608,187

	SHORT-TERM INVESTMENTS	15.86%
$199,813,332	UMB Money Market Fiduciary, 0.03%		199,813,332

	TOTAL SHORT-TERM INVESTMENTS (Cost $199,813,332)		199,813,332

See accompanying Notes to Financial Statements.

11

Driehaus Active Income Fund
Schedule of Investments
December 31, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts			Value
	PURCHASED CALL OPTIONS	0.00%
1,600	Citigroup, Inc., Exercise Price: $10.00,*
	Expiration Date: January, 2010		$—

	TOTAL PURCHASED CALL OPTIONS (Cost $250,208)		—

	PURCHASED PUT OPTIONS	0.32%

1,418	Conseco, Inc., Exercise Price: $5.00,*
	Expiration Date: January, 2010		24,815
979	Conseco, Inc., Exercise Price: $2.50,*
	Expiration Date: January, 2010		—
51,685	LDK Solar Co. Ltd., Exercise Price: $2.50,*
	Expiration Date: January, 2011		2,584,250
2,379	SanDisk Corp., Exercise Price: $2.50,*
	Expiration Date: January, 2010		4,758
5,318	Suntech Power Holdings Co., Exercise Price: $5.00,* [3] (China)
	Expiration Date: January, 2011		159,540
3,334	Trina Solar Ltd., Exercise Price: $5.00,*
	Expiration Date: January, 2011		—
5,000	Trina Solar Ltd., Exercise Price: $2.50,*
	Expiration Date: January, 2011		—
17,175	UAL Corp., Exercise Price: $2.50,*
	Expiration Date: January, 2011		300,563
3,574	YRC Worldwide, Inc., Exercise Price: $2.50,*
	Expiration Date: January, 2011		768,410
1,285	YRC Worldwide, Inc., Exercise Price: $2.50,*
	Expiration Date: January, 2010		231,300

	TOTAL PURCHASED PUT OPTIONS (Cost $8,391,291)		4,073,636

	TOTAL INVESTMENTS (Cost $1,174,764,099)	101.51%	1,278,682,927

	Liabilities less Other Assets	(1.51)%	(18,968,923)

	NET ASSETS	100.00%	$1,259,714,004

See accompanying Notes to Financial Statements.

12

Driehaus Active Income Fund
Schedule of Investments
December 31, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts			Value
	SECURITIES SOLD SHORT	(34.21)%

	CORPORATE BONDS	(1.36)%

	Household Products/Wares	(0.78)%
$(9,125,000)	Fortune Brands, Inc.
	6.38% , 6/15/14		$(9,781,927)

	Lodging	(0.58)%
(8,075,000)	Boyd Gaming Corp.
	6.75% , 4/15/14		(7,317,969)

	TOTAL CORPORATE BONDS (Proceeds $15,394,926)		(17,099,896)

	CONVERTIBLE CORPORATE BONDS	(0.47)%

	Real Estate Investment Trusts	(0.47)%
(4,500,000)	Digital Realty Trust LP1
	5.50% , 4/15/29		(5,878,125)

	TOTAL CONVERTIBLE CORPORATE BONDS (Proceeds $4,427,252)		(5,878,125)

	U.S. GOVERNMENT AND AGENCY SECURITIES	(24.86)%

	United States Treasury Note/Bond
(58,300,000)	2.63% , 6/30/14		(58,741,856)
(156,239,000)	2.75% , 2/15/19		(143,886,432)
(10,000,000)	3.13% , 5/15/19		(9,473,440)
(20,000,000)	3.63% , 8/15/19		(19,668,760)
(31,062,500)	4.25% , 5/15/39		(29,150,230)
(53,500,000)	4.50% , 8/15/39		(52,304,650)

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Proceeds $320,900,775)		(313,225,368)

	COMMON STOCK	(7.52)%

	Auto Manufacturers	(0.27)%
(338,400)	Ford Motor Co.*		(3,384,000)

	Biotechnology	(0.49)%
(117,060)	Life Technologies Corp.*		(6,114,044)
See accompanying Notes to Financial Statements.

13

Driehaus Active Income Fund
Schedule of Investments
December 31, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts			Value
	COMMON STOCK (continued)

	Building Materials	(0.20)%
(129,428)	Trex Co., Inc.*		$(2,536,789)

	Commercial Services	(0.07)%
(76,925)	Hertz Global Holdings, Inc.*		(916,946)

	Entertainment	(1.08)%
(726,400)	International Game Technology		(13,634,528)

	Food	(0.14)%
(147,800)	Tyson Foods, Inc.		(1,813,506)

	Lodging	(0.14)%
(91,900)	Gaylord Entertainment Co.*		(1,815,025)

	Mining	(2.08)%
(325,852)	Freeport-McMoRan Copper & Gold, Inc.*		(26,162,657)

	Pharmaceuticals	(0.25)%
(10,150)	Cephalon, Inc.*		(633,462)
(203,490)	King Pharmaceuticals, Inc.*		(2,496,822)

			(3,130,284)

	Real Estate Investment Trusts	(0.25)%
(47,400)	Boston Properties, Inc.		(3,179,118)

	Retail	(0.71)%
(398,000)	RadioShack Corp.		(7,761,000)
(72,750)	Regis Corp.		(1,132,717)

			(8,893,717)

	Semiconductors	(0.94)%
(1,337,988)	ON Semiconductor Corp.*		(11,787,674)

	Telecommunications	(0.90)%
(676,400)	Virgin Media, Inc.		(11,383,812)

	TOTAL COMMON STOCK (Proceeds $73,687,414)		(94,752,100)

See accompanying Notes to Financial Statements.

14

Driehaus Active Income Fund
Schedule of Investments
December 31, 2009 (continued)

Shares, Principal
Amount, or
Number of
Contracts			Value
	WRITTEN CALL OPTIONS	0.00%
(402)	SunPower Corp., Exercise Price: $55.00,*
	Expiration Date: January, 2011		$(19,095)

	TOTAL WRITTEN CALL OPTIONS (Proceeds $111,471)		(19,095)

	TOTAL SECURITIES SOLD SHORT (Proceeds $414,521,838)		$(430,974,584)

*	Non-income producing security.

^	Collateral held in escrow to cover swaps.

[1]	144A restricted security.

[2]	Variable rate security.

[3]	Foreign security denominated in U.S. dollars. These securities represent 7.80% of net assets.
Percentages are stated as a percent of net assets.
See accompanying Notes to Financial Statements.

15

Driehaus Active Income Fund
Schedule of Investments
December 31, 2009 (continued)
SWAP CONTRACTS
Interest Rate Swaps

						Premium	Unrealized
		Notional	Pay/Receive	Fixed	Expiration	Paid	Appreciation/
Counterparty	Floating Rate Index	Amount(B)	Fixed Rate	Rate	Date	(Received)	(Depreciation)

Citibank, N.A.	3 month LIBOR	$1,500,000	Pay	4.85%	12/1/2010	—	$(63,506)
Merrill Lynch	3 month LIBOR	8,000,000	Pay	5.58	6/8/2017	—	(1,086,516)

Total Interest Rate Swaps						—	$(1,150,022)

Credit Default Swaps

						Premium	Unrealized
		Notional	Pay/Receive(A)	Fixed	Expiration	Paid	Appreciation/	Credit
Counterparty	Reference Instrument	Amount(B)	Fixed Rate	Rate	Date	(Received)	(Depreciation)	Event	Rating(C)

Goldman Sachs	Boston Properties L.P. 6.25%, 1/15/2013	$11,000,000	Pay	1.00%	9/20/2014	$848,323	($728,051)	Bankruptcy/FTP	BBB
Goldman Sachs	Brunswick Corp. 7.13%, 8/1/27	10,000,000	Pay	5.00	12/20/2014	40,542	(571,755)	Bankruptcy/FTP	B
Goldman Sachs	Brunswick Corp. 7.13%, 8/1/27	10,000,000	Pay	5.00	12/20/2014	(143,212)	(387,996)	Bankruptcy/FTP	B
Merrill Lynch	Centex Corp. 5.25%, 6/15/15	500,000	Pay	1.14	6/20/2012	0	(6,446)	Restructuring/Bankruptcy/FTP	BB
Goldman Sachs	Centex Corp. 5.25%, 6/15/15	5,000,000	Pay	4.21	3/20/2013	0	(556,247)	Restructuring/Bankruptcy/FTP	BB
Goldman Sachs	Continental Airlines, Inc. 5.00%, 6/15/23	1,000,000	Receive	5.00	6/20/2013	(400,000)	214,652	Bankruptcy/FTP	B
Goldman Sachs	Continental Airlines, Inc. 5.00%, 6/15/23	500,000	Receive	4.93	6/20/2012	0	(63,153)	Bankruptcy/FTP	B
Goldman Sachs	Continental Airlines, Inc. 5.00%, 6/15/23	1,000,000	Receive	5.00	6/20/2013	(290,000)	104,653	Bankruptcy/FTP	B
Goldman Sachs	CVS Caremark Corp. 4.78%, 9/15/14	10,000,000	Pay	1.00	9/20/2014	(286,840)	39,280	Bankruptcy/FTP	BBB
Goldman Sachs	Dow Jones CDX NA High Yield Series II Index	7,830,000	Pay	5.00	12/20/2013	2,158,144	(2,290,700)	Bankruptcy/FTP	CCC
Goldman Sachs	Dow Jones CDX NA Investment Grade Series 8 Index	2,420,000	Receive	0.35	6/20/2012	(34,974)	(9,003)	Bankruptcy/FTP	BBB
Goldman Sachs	H.J. Heinz Co. 6.38%, 7/15/28	10,000,000	Pay	1.00	9/20/2014	(320,193)	43,726	Bankruptcy/FTP	BBB
Goldman Sachs	iStar Financial, Inc. 6.00%, 12/15/10	4,000,000	Pay	5.50	3/20/2013	0	1,197,028	Restructuring/Bankruptcy/FTP	B
Goldman Sachs	iStar Financial, Inc. 6.00%, 12/15/10	4,000,000	Pay	5.05	6/20/2013	0	1,255,078	Restructuring/Bankruptcy/FTP	B
Goldman Sachs	Limited Brands, Inc. 6.13%, 12/1/12	4,150,000	Pay	3.38	6/20/2013	0	(234,933)	Restructuring/Bankruptcy/FTP	BB
Goldman Sachs	Limited Brands, Inc. 6.13%, 12/1/12	4,700,000	Pay	2.55	6/20/2013	0	(138,818)	Restructuring/Bankruptcy/FTP	BB
Goldman Sachs	Liz Claiborne, Inc. 5.00%, 7/8/13	15,000,000	Pay	5.00	9/20/2014	1,875,000	(711,979)	Bankruptcy/FTP	B
See accompanying Notes to Financial Statements.

16

Driehaus Active Income Fund
Schedule of Investments
December 31, 2009 (continued)
Credit Default Swaps (continued)

						Premium	Unrealized
		Notional	Pay/Receive(A)	Fixed	Expiration	Paid	Appreciation/	Credit
Counterparty	Reference Instrument	Amount(B)	Fixed Rate	Rate	Date	(Received)	(Depreciation)	Event	Rating(c)

Goldman Sachs	Liz Claiborne, Inc. 5.00%, 7/8/13	$15,000,000	Pay	5.00%	12/20/2014	$1,087,500	$122,396	Bankruptcy/FTP	B
Goldman Sachs	Newell Rubbermaid, Inc. 5.50%, 4/15/13	30,000,000	Pay	1.00	6/20/2014	620,488	(609,123)	Bankruptcy/FTP	BBB
Merrill Lynch	Oneok, Inc. 7.13%, 4/15/11	4,250,000	Pay	1.30	9/20/2013	0	(153,057)	Restructuring/Bankruptcy/FTP	BBB
Goldman Sachs	RadioShack Corp. 7.38%, 5/15/11	9,000,000	Pay	2.27	9/20/2013	0	(424,506)	Restructuring/Bankruptcy/FTP	BB
Goldman Sachs	Standard Pacific Corp. 7.00%, 8/15/15	4,000,000	Receive	6.70	9/20/2013	0	166,939	Bankruptcy/FTP	CCC
Goldman Sachs	The Chubb Corp. 6.60%, 8/15/18	10,000,000	Pay	1.00	12/20/2014	(242,813)	(25,736)	Bankruptcy/FTP	A
Goldman Sachs	Tyson Foods, Inc. 7.35%, 4/1/16	6,000,000	Pay	3.05	9/20/2013	0	(224,808)	Restructuring/Bankruptcy/FTP	BB
Goldman Sachs	Vornado Realty L.P. 4.75%, 12/1/10	5,500,000	Pay	1.50	6/20/2013	0	(116,942)	Restructuring/Bankruptcy/FTP	BBB

Total Credit Default Swaps						4,911,965	(4,109,501)

Total Swap Contracts						$4,911,965	$(5,259,523)

(A)	If the Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument and thus the Fund is a buyer of protection. If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument and thus is a seller of protection.

(B)	For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse has been entered into in association with the contracts.

(C)	Based on Standard & Poor’s corporation credit rating.

FTP=Failure to Pay
See accompanying Notes to Financial Statements.

17

Driehaus Active Income Fund
Statement of Assets and Liabilities
December 31, 2009

ASSETS:
Investment securities, at fair value (cost $1,166,122,600)	$1,274,609,291
Purchased options, at fair value (cost $8,641,499)	4,073,636
Unrealized appreciation on open swap contracts	3,143,752
Premiums paid on open swap contracts	6,629,997
Cash collateral held in escrow to cover short sales and swaps	3,500,000
Deposit with broker	418,375,967
Receivable for investment securities sold	19,007
Receivable for capital stock sold	9,204,159
Receivable for interest and dividends	10,552,065
Prepaid expenses	38,910

Total assets	1,730,146,784

LIABILITIES:
Payable for investment securities sold short, at fair value (proceeds $414,410,367)	430,955,489
Written options outstanding, at fair value (premiums received $111,471)	19,095
Unrealized depreciation on open swap contracts	8,403,275
Premiums received on open swap contracts	1,718,032
Payable for capital stock redeemed	3,102,101
Payable for investment securities purchased	21,866,000
Payable for interest and dividends on securities sold short	3,283,063
Accrued investment advisory fees	575,100
Accrued shareholder services plan fees	156,087
Accrued administration and accounting fees	69,494
Accrued trustees’ fees	11,449
Accrued expenses	273,595

Total liabilities	470,432,780

NET ASSETS	$1,259,714,004

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	116,539,336

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.81

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2009:
Paid-in capital	$1,254,956,359
Undistributed net investment loss	(77,448,914)
Net unrealized appreciation / (depreciation) on:
Investments	108,486,691
Purchased options	(4,567,863)
Securities sold short	(16,545,122)
Written options	92,376
Swap contracts	(5,259,523)

NET ASSETS	$1,259,714,004

See accompanying Notes to Financial Statements.

18

Driehaus Active Income Fund
Statement of Operations

	October 1, 2009*	Year
	to	Ended
	December 31, 2009	September 30, 2009
INVESTMENT INCOME:
Interest income	$12,794,701	$37,540,611
Dividend income	1,513,528	4,296,746

Total investment income	14,308,229	41,837,357

EXPENSES:
Investment advisory fees	1,629,832	4,203,526
Custody fees	475,172	1,350,135
Shareholder services plan fees	425,148	444,372
Administration and fund accounting fees	168,604	646,040
Audit and tax fees	46,350	50,831
Legal fees	22,133	40,667
Federal and state registration fees	16,416	40,612
Trustees’ fees	11,677	50,920
Transfer agent fees and expenses	15,287	38,127
Reports to shareholders	1,815	18,011
Chief compliance officer fees	1,518	2,024
Miscellaneous	22,497	93,188

Total expenses before dividends and interest on short positions and interest expense	2,836,449	6,978,453

Interest on short positions	2,812,227	7,447,878
Dividends on short positions	190,174	494,618
Interest expense	36,121	31,675

Total expenses	5,874,971	14,952,624

NET INVESTMENT INCOME	8,433,258	26,884,733

NET REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain / (loss) on transactions from:
Investments	9,565,452	15,920,607
Foreign currency	—	22
Purchased options	(4,921,973)	(415,619)
Securities sold short	(3,495,957)	13,201,713
Written options	3,304,703	598,755
Swap contracts	(1,307,488)	5,552,186

Total realized gain/(loss) on investments	3,144,737	34,857,664

Change in net unrealized appreciation / (depreciation) on:
Investments	11,127,375	123,871,524
Purchased options	(1,097,783)	(4,199,403)
Short positions	14,737,389	(35,829,329)
Written options	94,342	(1,966)
Swap contracts	(2,730,618)	(4,947,179)

Total change in net unrealized appreciation/(depreciation) on investments	22,130,705	78,893,647

Net realized and unrealized gain on investments	25,275,442	113,751,311

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,708,700	$140,636,044

*	Fiscal year end changed to December 31.
See accompanying Notes to Financial Statements.

19

Driehaus Active Income Fund
Statements of Changes in Net Assets

	October 1, 2009*	Year	Year
	to	Ended	Ended
	December 31, 2009	September 30, 2009	September 30, 2008
OPERATIONS:	$8,433,258	$26,884,733	$7,612,462
Net investment income
Net realized gain on investments	3,144,737	34,857,664	5,555,411
Net change in unrealized appreciation / (depreciation) on investments	22,130,705	78,893,647	(17,863,982)

Net increase / (decrease) in net assets resulting from operations	33,708,700	140,636,044	(4,696,109)

DISTRIBUTIONS:
Net investment income	(166,733,165)	(2,850,202)	(748,653)
Tax return of capital	—	—	(677,538)

Total distributions	(166,733,165)	(2,850,202)	(1,426,191)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	338,381,727	1,059,804,828	490,937,979
Reinvested distributions	166,549,891	2,850,202	1,426,191
Cost of shares redeemed	(148,375,290)	(651,368,419)	(191,061,288)

Net increase from capital transactions	356,556,328	411,286,611	301,302,882

TOTAL INCREASE IN NET ASSETS	223,531,863	549,072,453	295,180,582

NET ASSETS:
Beginning of period	1,036,182,141	487,109,688	191,929,106

End of period	$1,259,714,004	$1,036,182,141	$487,109,688

Undistributed net investment income	$(77,448,914)	$77,706,256	$21,232,335

CAPITAL SHARE TRANSACTIONS IN SHARES:
Shares sold	27,798,243	98,672,505	47,542,071
Reinvested distributions	15,407,020	279,158	139,686
Shares redeemed	(12,139,102)	(61,398,545)	(18,493,247)

Net increase	31,066,161	37,553,118	29,188,510

*	Fiscal year end changed to December 31.
See accompanying Notes to Financial Statements.

20

Driehaus Active Income Fund
Financial Highlights
For a Fund Share Outstanding Throughout the Period

	October 1, 2009**								November 8, 2005*
	to		Year Ended September 30,						to
	December 31, 2009		2009		2008		2007		September 30, 2006
Net asset value, beginning of period	$12.12		$10.17		$10.25		$10.37		$10.00

Income from investment operations:
Net investment income	0.09		0.38		0.23		0.40		0.23

Net realized and unrealized gain (loss) on investments	0.26		1.61		(0.24)		(0.21)		0.18

Total from investment operations	0.35		1.99		(0.01)		0.19		0.41

Less distributions to shareholders from:
Net investment income	(1.66)		(0.04)		(0.04)		(0.31)		(0.04)
Tax return of capital	—		—		(0.03)		—		—

Total distributions	(1.66)		(0.04)		(0.07)		(0.31)		(0.04)

Net asset value, end of period	$10.81		$12.12		$10.17		$10.25		$10.37

Total return	2.87	% (1)	19.66%		(0.13)%		1.88%		4.16	% (1)

Supplemental data and ratios:
Net assets, end of year (in 000’s)	$1,259,714		$1,036,182		$487,110		$191,949		$93,604

Ratio of total expenses to average net assets less waivers	1.99	% (2)(3)	1.96	% (5)	1.45	% (7)	1.17	% (9)	0.95	% (2)
Ratio of total expenses to average net assets before waivers	1.99	% (2)(3)	1.96	% (5)	1.45	% (7)	1.17	% (9)	0.98	% (2)
Ratio of net investment income to average net assets, net of waivers	2.85	% (2)(4)	3.52	% (6)	2.54	% (8)	3.86	% (10)	3.48	% (2)
Ratio of net investment income to average net assets, before waivers	2.85	% (2)(4)	3.52	% (6)	2.54	% (8)	3.86	% (10)	3.45	% (2)
Portfolio turnover rate	7	% (1)	150%		387%		495%		363	% (1)

*	Inception.

**	Fiscal year end changed to December 31.

(1)	Not Annualized.

(2)	Annualized.

(3)	The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.96%.

(4)	The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 3.88%.

(5)	The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.91%.

(6)	The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 4.56%.

(7)	The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.94%.

(8)	The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 3.05%.

(9)	The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.87%.

(10)	The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 4.16%.
See accompanying Notes to Financial Statements.

21

Driehaus Active Income Fund
Notes to Financial Statements
December 31, 2009
A. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Organization
The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company, organized as a Delaware statutory trust, with seven separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The Driehaus Active Income Fund (the “Fund”) commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The reorganization was accomplished by a tax-free exchange of Acquired Fund shares for an equal number of Fund shares as of June 1, 2009. The Fund seeks to provide current income and capital appreciation.
Significant Accounting Policies
The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.
Securities Valuation
Investments in securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. Securities traded on the Nasdaq markets are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the closing bid and ask prices from the exchange the security is primarily traded on. Long-term fixed income securities are valued at the mean of representative quoted bid and asked price or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. Short-term investments with remaining maturities of 60 days or less are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees.
In September 2006, the Financial Accounting Standards Board (“FASB”) issued “Fair Value Measurements” (the “Fair Value Statement”), which was effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund commenced complying with the Fair Value Statement in fiscal year 2009. In April 2009, the FASB clarified the Fair Value Statement. This clarification is effective for interim and annual periods ending after June 15, 2009. The clarification expands existing financial statement footnote disclosures to include a breakout of the current Fair Value Statement chart that adds information on security types.

22

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
December 31, 2009
The three levels of the fair value hierarchy under the Fair Value Statement are described below:
▪	Level 1 — quoted prices for active markets for identical securities

▪	Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009:

Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$46,827,153	$—	$46,827,153
Bank Loans	—	22,207,080	—	22,207,080
Common Stocks
Auto Parts and Equipment	952,574	—	—	952,574
Real Estate Investment Trusts	3,720,720	—	—	3,720,720
Convertible Corporate Bonds	—	266,004,500	—	266,004,500
Convertible Preferred Stocks
Auto Manufacturers	6,377,450	—	—	6,377,450
Banks	6,990,300	—	—	6,990,300
Diversified Financial Services	—	12,360,365	—	12,360,365
Mining	27,792,000	—	—	27,792,000
Corporate Bonds	—	533,678,395	—	533,678,395
Short-Term Investments	199,813,332	—	—	199,813,332
Preferred Stocks
Banks	8,375,400	—	—	8,375,400
Food	—	25,480,000	—	25,480,000
Telecommunications	—	27,752,787	—	27,752,787
Purchased Put Options	4,073,636	—	—	4,073,636
U.S. Government And Agency Securities	—	86,277,235	—	86,277,235

Total	262,080,377	1,016,602,550	—	1,278,682,927

Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	(19,095)	—	—	(19,095)
Common Stocks
Auto Manufacturers	(3,384,000)	—	—	(3,384,000)
Biotechnology	(6,114,044)	—	—	(6,114,044)

23

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
December 31, 2009

Liabilities (continued)	Level 1	Level 2	Level 3	Total
Building Materials	(2,536,789)	—	—	(2,536,789)
Commercial Services	(916,946)	—	—	(916,946)
Entertainment	(13,634,528)	—	—	(13,634,528)
Food	(1,813,506)	—	—	(1,813,506)
Lodging	(1,815,025)	—	—	(1,815,025)
Mining	(26,162,657)	—	—	(26,162,657)
Pharmaceuticals	(3,130,284)	—	—	(3,130,284)
Real Estate Investment Trusts	(3,179,118)	—	—	(3,179,118)
Retail	(8,893,717)	—	—	(8,893,717)
Semiconductors	(11,787,674)	—	—	(11,787,674)
Telecommunications	(11,383,812)	—	—	(11,383,812)
Convertible Corporate Bonds	—	(5,878,125)	—	(5,878,125)
Corporate Bonds	—	(17,099,896)	—	(17,099,896)
U.S. Government And Agency Securities	—	(313,225,368)	—	(313,225,368)

Total	(94,771,195)	(336,203,389)	—	(430,974,584)

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Interest Rate Swaps	—	(1,150,022)	—	(1,150,022)
Credit Default Swaps	—	802,464	—	802,464
Total Swap Contracts	$—	$(347,558)	$—	$(347,558)

*	Other financial instruments are swap contracts, which are detailed in the Schedule of Investments.
Federal Income Taxes
The Fund’s policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no federal income tax provision is required.
FASB’s “Accounting for Uncertainty in Income Taxes” (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of the Tax Statement and all of the uncertain tax positions and has determined that no liability is required to be recorded in the financial statements as of December 31, 2009. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax years ended September 30, 2006, September 30, 2007, September 30, 2008, September 30, 2009 and December 31, 2009 remain subject to examination by taxing authorities.

24

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
December 31, 2009
At December 31, 2009, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes, were as follows:

Cost of Investments	$1,278,682,927

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	—

Net Unrealized Appreciation/(Depreciation) on Investments	$—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.
The tax character of distributions paid were as follows:

	October 1, 2009 to	October 1, 2008 to	October 1, 2007 to
Distributions paid from:	December 31, 2009	September 30, 2009	September 30, 2008

Ordinary income	$166,733,165	$2,850,202	$1,426,191
Tax return of capital	—	—	(677,538)

Total distributions paid	$166,733,165	$2,850,202	$748,653

As of December 31, 2009, the components of accumulated earnings (deficit) were as follows:

Undistributed ordinary income	$4,759,138
Undistributed long-term capital gains	—

Accumulated earnings	4,759,138
Accumulated capital and other losses	—
Unrealized appreciation/(depreciation)	—

Total accumulated earnings/(deficit)	$4,759,138

Distributions to Shareholders
The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment in the timing of recognition of certain gains and losses in security transactions. As of December 31, 2009, the Fund has elected treatment as a trader in securities and marks to market its portfolio of securities held at the end of each taxable year for income tax reporting purposes. Consequently, any realized and unrealized gain or loss on the Fund’s portfolio of securities will be recognized as ordinary income or loss for income tax reporting purposes.
Foreign Currency Translation
Foreign currency and equity securities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Fund’s valuations.
Net realized foreign exchange gains or losses which are reported by the Fund result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses

25

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
December 31, 2009
result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.
Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Fund had no portfolio hedges during the period October 1, 2009 through December 31, 2009.
The Fund does not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.
Indemnifications
Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Subsequent Events
In accordance with the provisions set forth in FASB’s “Subsequent Events,” adopted as of December 31, 2009, management has evaluated events or transactions through February 26, 2010, the date the financial statements were effectively issued, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.
New Accounting Pronouncement
In January 2010, the FASB issued Accounting Standards Update (ASU) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB’s “Fair Value Statement” and provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the ASU requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the ASU is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the ASU and its impact to the financial statements.
Other
The Trust records security transactions based on trade date. Realized gains and losses on sales of securities are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.
In conjunction with the use of short sales, options, futures, options on futures or swap contracts, the Fund may be required to maintain collateral in various forms. At December 31, 2009 such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of short sales, options, futures, options on futures or swap contracts, the Fund, when appropriate, utilizes a segregated margin

26

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
December 31, 2009
deposit account with the counterparty. At December 31, 2009 these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.
B. INVESTMENTS IN DERIVATIVES
Swap Contracts
The Fund is subject to credit risk and interest rate risk exposure in the normal course of pursuing its investment objective. The Fund may engage in various swap transactions, including forward rate agreements and interest rate, currency, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. In addition to the swap contracts described above, the Fund may also engage in credit default swaps which involve the exchange of a periodic premium for protection against or exposure to a defined credit event (such as payment default, refinancing or bankruptcy).
Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate or receive a floating rate and pay a fixed rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as unrealized appreciation/(depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities.
Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor, and may enter into credit default swaps in which the counterparty acts as guarantor. Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation/(depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.
Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund discloses its swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of December 31, 2009, the Fund had outstanding swap agreements as listed on the Schedule of Investments.

27

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
December 31, 2009
Futures Contracts
The Fund may enter into futures contracts to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities or interest rates. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contract against default. As of December 31, 2009, the Fund had no outstanding futures contracts. The Fund did not enter into any futures contracts for the period October 1, 2009 through December 31, 2009.
Options Contracts
The Fund may use options contracts to hedge downside risk on its fixed income holdings, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Fund may write covered call and put options on futures, swaps, securities or currencies the Fund owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.
The premium amount and the number of option contracts written by the Fund during the period October 1, 2009 through December 31, 2009, were as follows:

	Number of	Premium
	Contracts	Amount
Options outstanding at September 30, 2009	2,001	$3,404,809
Options written	209	52,757
Options closed	(633)	(177,120)
Options expired	(1,175)	(3,168,975)

Options outstanding at December 31, 2009	402	$111,471

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in its Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized

28

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
December 31, 2009
gain or loss. When entering into purchased option contracts, the Fund bears the risk of securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2009, the Fund had outstanding options as listed on the Schedule of Investments.
Derivative Investment Holdings Categorized by Risk Exposure
The Fund is subject to FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Fund’s derivative contracts by primary risk exposure as of December 31, 2009:

	Asset derivatives		Liability derivatives
	Statement of Assets		Statement of Assets
Risk exposure	and Liabilities		and Liabilities
category	location	Fair value	location	Fair value

Credit contracts	Unrealized appreciation on open swap contracts	$3,143,752	Unrealized depreciation on open swap contracts	$7,253,253

Equity contracts	Purchased options, at fair value	4,073,636	Written options outstanding, at fair value	19,095

Interest rate contracts	N/A	N/A	Unrealized depreciation on open swap contracts	1,150,022

Total		$7,217,388		$8,422,370

29

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
December 31, 2009
The following tables set forth by primary risk exposure of the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the period October 1, 2009 through December 31, 2009:

Amount of realized gain/(loss) on derivatives
	Purchased	Written
Risk exposure category	Options	Options	Swaps	Total

Credit contracts	$—	$—	$(1,307,488)	$(1,307,488)

Equity contracts	(4,921,973)	3,304,703	—	(1,617,270)

Interest rate contracts	—	—	—	—

Total	$(4,921,973)	$3,304,703	$(1,307,488)	$(2,924,758)

Change in unrealized appreciation/(depreciation)on derivatives
	Purchased	Written
Risk exposure category	Options	Options	Swaps	Total

Credit contracts	$—	$—	$(3,140,528)	$(3,140,528)

Equity contracts	(1,097,783)	94,342	—	(1,003,441)

Interest rate contracts	—	—	409,910	409,910

Total	$(1,097,783)	$94,342	$(2,730,618)	$(3,734,059)

The gross notional amount of swap contracts and the number of option contracts as of December 31, 2009 is included on the Schedule of Investments. The quarterly average gross notional amount of the swap contracts was $176,860,000 for the period October 1, 2009 through December 31, 2009. The quarterly average number of purchased option contracts was 85,710 for the period October 1, 2009 through December 31, 2009. The fair value of such contracts at December 31, 2009 is set forth in the table above.
C. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES
Richard H. Driehaus, the President of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.
DCM serves as the Fund’s investment adviser. In return for its services to the Fund, the Fund pays the Adviser an annual management fee on a monthly basis of 0.55% of average net assets. Prior to April 3, 2009, Lotsoff Capital Management served as the investment adviser to the Acquired Fund and from April 3, 2009 through May 31, 2009, DCM served as the investment adviser to the Acquired Fund pursuant to an interim advisory contract. The Acquired Fund paid the investment advisers an annual management fee on a monthly basis of 0.55% of average net assets.
DCM has entered into a written agreement to cap the Fund’s annual ordinary operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses and extraordinary expenses) at 1.00% of average daily net assets until at least May 31, 2010. For this same time period, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s

30

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
December 31, 2009
expense ratio remains below the operating expense cap. For the period October 1, 2009 through December 31, 2009 DCM did not waive any fees pursuant to this agreement.
The total amount accrued for investment advisory fees during the period October 1, 2009 through December 31, 2009 was $1,629,832, of which $575,100 was payable to DCM at December 31, 2009.
DS LLC is the Fund’s distributor. DS LLC does not earn any compensation from the Fund for these services. DS LLC has entered into a Fee Reimbursement Agreement with the Fund. Under this agreement, the Fund reimburses DS LLC for certain fees paid by DS LLC to intermediaries who provide shareholder administrative and/or sub-transfer agency services to the Fund. Currently, the amount to be reimbursed will not exceed 0.15% of the average daily net assets held by such intermediaries. For the period October 1, 2009 through December 31, 2009, the Fund owes $15,096 in reimbursements to DS LLC under this agreement, which are included in accrued shareholder services plan fees on the Statement of Assets and Liabilities.
Certain officers of the Trust are also officers of DCM and DS LLC. The Fund pays a portion of the Chief Compliance Officer’s salary. No other officers received compensation from the Fund during the period October 1, 2009 through December 31, 2009.
UMB Fund Services, Inc. (“UMBFS”), an affiliate of UMB Financial Corporation, serves as the Fund’s administrative and accounting agent. In compensation for these services, UMBFS receives the larger of a monthly minimum fee or a monthly fee based upon the Fund’s average net assets. UMBFS also acts as the transfer agent and dividend disbursing agent for the Fund. For these services, UMBFS receives a monthly fee based in part on shareholder processing activity during the month.
D. INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding options, futures, short-term securities and U.S. government obligations) for the Fund for the period October 1, 2009 through December 31, 2009, were as follows:

Purchases	$285,797,717
Sales	$68,593,317
The aggregate purchases and sales of U.S. government obligations for the Fund for the period October 1, 2009 through December 31, 2009, were as follows:

Purchases	$0
Sales	$2,282,497
E. RESTRICTED SECURITIES
Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2009, the Fund held restricted securities as denoted on the Schedule of Investments.
F. PRINCIPAL SHAREHOLDER
As of December 31, 2009, the Fund had a shareholder that holds 91.2% of the outstanding shares of the Fund. A significant redemption by this shareholder could affect the Fund’s liquidity and the future viability of the Fund. The shareholder is a registered investment adviser providing advisory services to a variety of individual and institutional clients. The Fund is offered as one of several investment choices for these clients. Clients are permitted to transfer some or all of their account balances into or out of the Fund at any time.

31

Driehaus Active Income Fund
Notes to Financial Statements—(Continued)
December 31, 2009
In addition, the Fund has a Shareholder Servicing Agreement (the “Agreement”) in place with this shareholder. Under the terms of this Agreement, the Fund makes payments for services provided on behalf of the Fund. Such services may include, but shall not be limited to: transfer agent and sub-transfer agent services; aggregating and processing purchase and redemption orders; providing periodic statements; receiving and transmitting funds; processing dividend payments; providing sub-accounting services; forwarding shareholder communications; receiving, tabulating and transmitting proxies; responding to inquiries and performing such other related services as the Fund may request. The Fund’s Shareholder Services Plan allows for annual payments not to exceed 0.25% of average daily net assets; however, currently the Board of Trustees of the Trust has limited payment to 0.15% of average daily net assets for this Agreement. For the period October 1, 2009 through December 31, 2009 the Fund had expenses of $415,857 under the terms of this Agreement with this shareholder.

32

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Driehaus Active Income Fund:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Driehaus Active Income Fund (the Fund), as of December 31, 2009, and the related statement of operations for the period then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets in the one year period ended September 30, 2008 and financial highlights for the periods indicated therein prior to September 30, 2008 were audited by another independent registered public accounting firm whose report dated November 26, 2008 expressed an unqualified opinion on the statement of changes in net assets and the financial highlights.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Driehaus Active Income Fund at December 31, 2009, the results of its operations for the period then ended, the changes in its net assets for each of the periods indicated therein, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
February 26, 2010

33

Interested and Independent Trustees of the Trust
     The following table sets forth certain information with respect to the Trustees of the Trust.

	Position(s)	Term of Office
Name, Address and	Held with the	and Length of	Principal Occupation(s)	Other Directorships
Year of Birth	Trust	Time Served**	During Past 5 Years	Held by Trustee
INTERESTED TRUSTEE:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and President	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser.	Driehaus Capital Holdings LLC; Driehaus Enterprise Management, Inc.; The Richard H. Driehaus Foundation; and The Richard H. Driehaus Museum.

INDEPENDENT TRUSTEES:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	Chairman of the Board, Commerce National Group (investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	Sinai Health System; Schwab Rehabilitation Hospital

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive — Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	None

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	President of Ludan, Inc. (real estate services specializing in senior housing) since April 2008; Senior Vice President of Sunrise Development, Inc. (senior living) from 2003-2007; Consultant, real estate development prior thereto.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents.

34

Officers of the Trust
The following table sets forth certain information with respect to the other officers of the Trust.

Position(s)
Name, Address and Year	Held with the	Length of
of Birth	Trust	Time Served	Principal Occupation(s) During Past 5 Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	Senior Vice President	Since 2006	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Advisor to Adviser and Distributor from April to September 2006; Chief Operating Officer, Aris Capital Management from 2003-2006.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Vice President, Treasurer and Chief Financial Officer of the Adviser, Distributor and USVI since 2004.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Chief Compliance Officer and Assistant Vice President	Since 2006 Since 2007	Chief Compliance Officer of the Adviser and Distributor since 2006; Senior Attorney with the Adviser since 2003; Attorney with the Adviser since 2000.

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Vice President and Counsel, PNC Global Investment Servicing (U.S.) Inc. (“PNC”) (financial services company) since 2008; Vice President and Associate Counsel, PNC from 2003-2007.

Jeannette L. Lewis 25 East Erie Street Chicago, IL 60611 YOB: 1963	Assistant Secretary	Since 2008	Assistant Secretary of the Adviser and Distributor since 2008; Assistant General Counsel of the Adviser and Distributor since 2007; and, from June 2004 through June 2007, Associate Regional Director (Investment Management Examination Program) of the Chicago Regional Office of the U.S. Securities and Exchange Commission, where she had positions of increasing responsibility in both enforcement and regulation since 1988.

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Assistant Vice President and Manager, PNC (financial services company) since 2008; Sr. Regulatory Administrator, PNC from 2007- 2008; Regulatory Administrator, PNC from 2004-2007.
The Statement of Additional Information for the Fund contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-877-779-0079.

35

Driehaus Active Income Fund
Expense Example
     As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
     The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ending December 31, 2009.
Actual Expenses
     The first line of the table below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
     The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses paid during
	account value	account value	the period ended
	July 1, 2009	December 31, 2009	December 31, 2009*

Actual Example	$1,000.00	$1,082.30	$10.44

Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,014.97	$10.11

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99% for the six-month period multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the half-year period.

36

Driehaus Active Income Fund
Other Information
PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD
     A description of the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-877-779-0079. This information is also available on the Fund’s website at http://www.driehaus.com.
     Information regarding how the Fund voted proxies related to portfolio securities during the 12-month period ended June 30, 2009 is available without charge, upon request, by calling 1-877-779-0079. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information on the Public Reference Room, call 1-800-SEC-0330. The Fund’s complete schedule of portfolio holdings is also available on the Fund’s website at http://www.driehaus.com.

37

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)	No response required.
(c)	None.
(d)	None.
(e)	Not applicable.
(f)	The registrant’s Code of Ethics for Principal Executive and Principal Financial Officers was filed as Exhibit 12(a)(1) to the registrant’s Certified Shareholder Report on Form N-CSR, Accession Number 0000950137-09-001484, on March 4, 2009, and is incorporated herein by reference.
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has designated A.R. Umans as an audit committee financial expert. Mr. Umans is “independent,” as defined by this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
For the fiscal years ended December 31, 2009 and 2008, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $295,000 and $147,600, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.
(b)	Audit-Related Fees
For the fiscal years ended December 31, 2009 and 2008, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.
For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”), or Driehaus Securities LLC, the registrant’s distributor (“DS”), entered into with E&Y for fiscal years 2009 and 2008, E&Y provided no audit-related services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting, except for the issuance of a consent in connection with the filing of Form N-14 in 2008 for the registrant, for which E&Y billed DCM $5,500. This engagement was pre-approved by the Audit Committee.

(c)	Tax Fees
For the fiscal years ended December 31, 2009 and 2008, E&Y billed the registrant $72,400 and $27,700, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements as well as analysis related to passive foreign investment company status. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.
For fiscal years 2009 and 2008, E&Y provided no tax services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.
(d)	All Other Fees
For the fiscal years ended December 31, 2009 and 2008, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.
For fiscal years 2009 and 2008, E&Y provided no other services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.
(e)(1) Audit Committee Pre-Approval Policies and Procedures
Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.
Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.
(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.
(f)	Not applicable.
(g)	Non-Audit Fees

For the fiscal years ended December 31, 2009 and 2008, E&Y billed the registrant $72,400 and $27,700, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2009 and 2008, E&Y billed DCM or DS $0 and $0, respectively, in aggregate non-audit fees.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the reports to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, that is the subject of disclosure required by Item 2, filed as Exhibit 12(a)(1) to the Registrant’s Form N-CSR, filed on March 4, 2009 (Accession No. 0000950137-09-001484) incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Driehaus Mutual Funds

By (Signature and Title)*	/s/Richard H. Driehaus
Richard H. Driehaus, President
(principal executive officer)

Date	March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Richard H. Driehaus
Richard H. Driehaus, President
(principal executive officer)

Date	March 5, 2010

By (Signature and Title)*	/s/Michelle L. Cahoon
Michelle L. Cahoon, Vice President and Treasurer
(principal financial officer)

Date	March 5, 2010

*	Print the name and title of each signing officer under his or her signature.